UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Perma-Fix Environmental Services, Inc.

(Name of Registrant as Specified In Its Charter)

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PERMA-FIX ENVIRONMENTAL SERVICES, INC.

8302 Dunwoody Place, Suite 250

Atlanta, Georgia 30350

NOTICE OF ANNUAL MEETING

To Be Held July 26, 2018

To the Stockholders of Perma-Fix Environmental Services, Inc.:

Notice is hereby given that the 2018 Annual Meeting of Stockholders (the “Meeting”) of Perma-Fix Environmental Services, Inc. (the “Company”) will be held at the Crowne Plaza Hotel, Atlanta Airport, 1325 Virginia Avenue, Atlanta, Georgia 30344, on Thursday, July 26, 2018, at 11:00 a.m. (EDST), for the following purposes:

1.	To elect six directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified (Proposal 1);

2.	To ratify the appointment of Grant Thornton, LLP as the independent registered public accounting firm of the Company for the 2018 fiscal year (Proposal 2);

3.	To approve, on an advisory basis, the 2017 compensation of our named executive officers as described herein (Proposal 3); and

4.	To transact such other business as may properly come before the meeting and at any adjournments thereof.

Only stockholders of record at the close of business on June 7, 2018, will be entitled to notice of, and to vote at, the Meeting or at any postponement or adjournment thereof.

This Notice of Annual Meeting of Stockholders, our Annual Report for 2017 and the accompanying Proxy Statement and Proxy Card are being first mailed to stockholders on or about June 21, 2018.

The Company’s Annual Report for 2017 is enclosed for your reference.

By the order of the Board of Directors

Ben Naccarato

Secretary

Atlanta, Georgia

June 21, 2018

It is important that your shares be represented at the Meeting. Whether or not you plan to attend the Meeting, we urge you to vote your shares over the internet as described in the proxy material, or you may sign, date and mail the enclosed proxy card in the pre-paid envelope provided. If you decide to attend the Meeting, you may, if so desired, revoke the Proxy and vote in person.

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

8302 Dunwoody Place, Suite 250

Atlanta, Georgia 30350

PROXY STATEMENT

FOR THE

2018 ANNUAL MEETING OF STOCKHOLDERS

Why am I receiving this Proxy Statement?

You are receiving this Proxy Statement from us because you were a stockholder of record of the common stock, par value $.001 (the “Common Stock”), of Perma-Fix Environmental Services, Inc. (“Perma-Fix”, the “Company”, “we”, “our”, or “us”) at the close of business on June 7, 2018 (the “Record Date”). This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of the Company (the “Board of Directors” or the “Board”) of proxies to be used in voting at the 2018 Annual Meeting of Stockholders to be held at the Crowne Plaza Hotel, Atlanta Airport, 1325 Virginia Avenue, Atlanta, Georgia, 30344, on Thursday, July 26, 2018, at 11:00 a.m. (EDST), and any adjournments thereof (the “Meeting”). By use of a proxy, you may vote whether or not you plan to attend the Meeting. This Proxy Statement describes the matters on which the Board would like you to vote, and provides information on those matters, so that you can make an informed decision.

Who is entitled to vote at the Meeting?

Only the holders of our Common Stock at the close of business on the Record Date will have the right to receive notice of, and be entitled to vote at, the Meeting. At the close of business on the Record Date, 11,907,542 shares of Common Stock were outstanding. Each stockholder of record, as of the Record Date, is entitled to one vote for each share of Common Stock that the stockholder owned as of the Record Date on each matter to be voted upon at the Meeting.

What vote is required to approve the matters being considered?

●	Directors are elected by a plurality of the shares present in person or represented by proxy and entitled to vote at the Meeting.

●	The ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting.

●	The approval of the 2017 compensation of our named executive officers requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting. While the Board of Directors intends to carefully consider the shareholder vote resulting from this proposal, the final vote will not be binding and is advisory in nature.

Are abstentions counted?

If your proxy indicates an abstention from voting on a proposal, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on such proposal at the Meeting. Because abstentions represent shares entitled to vote, if you abstain from voting on a proposal, your abstention (a) will have no effect on the election of directors, (b) will have the effect of a vote against the ratification of the appointment of the independent registered public accounting firm, and (c) will have the effect of a vote against the resolution on executive compensation.

How do I cast my vote?

If you are a stockholder whose shares are registered in your name, you may vote your shares in person at the Meeting or by one of the two following methods:

●	Vote by Internet, by going to the web address www.cstproxyvote.com and following the instructions for Internet voting.

●	Vote by Proxy Card, by completing, signing, dating and mailing the enclosed proxy card in the envelope provided. If you vote by Internet, please do not mail your proxy card.

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If your shares are held in “street name” (through a broker, bank or other nominee), you may receive a separate voting instruction form with this Proxy Statement, or you may need to contact your broker, bank or other nominee to determine whether you will be able to vote electronically using the Internet.

Whether or not you plan to attend the 2018 Annual Meeting of Stockholders, please submit your vote either by internet or by written proxy card.

Can I change my mind after I vote?

Yes, you may change your mind at any time before the polls close at the Meeting. You can change your vote by:

●	executing and submitting a revised proxy;

●	providing a written revocation to the Secretary of the Company; or

●	voting in person at the Meeting.

What constitutes a quorum?

A majority of all of the outstanding shares of Common Stock entitled to notice of, and to vote at, the Meeting, represented in person or by proxy, will constitute a quorum for the holding of the Meeting. The failure of a quorum to be represented at the Meeting will necessitate adjournment and will subject the Company to additional expense. If your proxy indicates an abstention from voting on a proposal, the shares represented will nonetheless be counted as present for the purpose of determining a quorum.

Will my shares be voted if I do not provide my proxy?

No. If your shares are registered in your name, they will not be voted, unless you submit your proxy or vote in person at the Meeting. If you hold your shares directly in your own name, you must vote, either by completing, signing and delivering a proxy, voting by the internet, or attending the Meeting and voting at the Meeting.

Who votes shares held in “street name”?

If your shares of Common Stock are held by a bank, broker or other nominee as custodian on your behalf, you are considered a “beneficial” stockholder of those shares, which are said to be held in “street name.” As a beneficial stockholder, you must provide voting instructions to your broker, bank, or other nominee by the deadline provided in the proxy materials you receive from your broker, bank, or other nominee to ensure your shares are voted in the way you would like. If you do not provide voting instructions to your broker, bank, or other nominee, whether your shares can be voted on your behalf depends on the type of item being considered for vote. The NYSE has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). A “broker non-vote” occurs when a broker has not received voting instructions from a beneficial owner on a non-routine matter and therefore cannot vote such beneficial owner’s shares on the matter. In these cases, the broker can register your shares as being present at the Meeting for purposes of determining the presence of a quorum, but will not be able to vote on these non-discretionary matters for which specific authorization is required. Under NYSE interpretations, Proposal 1 (election of directors) and Proposal 3 (advisory vote on executive compensation) are considered non-routine matters. However, since broker non-votes are not counted in any vote requiring a plurality of votes cast (Proposal 1) or a majority of the votes present in person or represented by proxy and entitled to vote (Proposal 3), broker non-votes will have no effect on the outcome of any of these proposals. Proposal 2 (ratification of the selection of the independent registered public accounting firm for 2018) is considered a routine matter and, thus, we do not expect to receive any broker non-votes on this proposal.

Who will count the votes?

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions.

Where can I find the voting results of the Meeting?

We will announce the voting results at the Meeting and publish final results in a Form 8-K to be filed with the Securities and Exchange Commission within four business days after the Meeting.

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Who is paying the cost of this solicitation?

The Company will pay the cost of preparing, printing, assembling, and mailing this Proxy Statement and the Proxy Card. In addition to solicitation by use of the mail, certain of the Company’s officers and employees may, without receiving additional compensation therefore, solicit the return of proxies by telephone, e-mail or personal interview. The Company has also engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support, for a service fee, plus customary disbursements, which are not expected to exceed $10,000 in total. The Company will reimburse brokerage houses and custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses in forwarding soliciting materials to their principals, the beneficial owners of Common Stock.

Is the stockholder list available for review?

A list of stockholders entitled to vote at the Meeting will be open to the examination of any stockholder for any purpose germane to the Meeting during ordinary business hours commencing 10 days before the Meeting. Prior to the Meeting, the list will be maintained at our principal executive offices located at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350.

PROPOSAL 1 - ELECTION OF DIRECTORS

The Company’s Restated Certificate of Incorporation provides that each member of the Board of Directors shall hold office until the next Annual Meeting of Stockholders and their successors have been elected and qualified or until their earlier resignation or removal. Successors to those directors whose terms have expired are required to be elected by stockholder vote. The existing Board of Directors may fill vacancies for an unexpired term and any newly created directorships created by the Board of Directors’ action.

The six nominees for membership on our Board of Directors named below were recommended by our Corporate Governance and Nominating Committee to serve as members of the Board of Directors. All nominees are incumbent directors and meet the qualifications for membership on our Board of Directors as set forth in the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”).

The Company’s Bylaws provide that the number of the Company’s directors shall be at least three and no more than eight, as may be determined from time to time by resolution adopted by affirmative vote of a majority of the entire Board of Directors. The Board of Directors has set the size of the Board at six members.

Retiring Director

Dr. Gary Kugler, age 77, who is currently serving as a member of the Board and has served as a director since September 2013, notified the Company on April 19, 2018 that he is retiring from the Company’s Board due to advanced age and health and travel consideration, and as a result, will not be standing for re-election at this Annual Meeting. Subsequently, effective May 14, 2018, Dr. Kugler agreed to serve as a member of the Supervisory Board of PF Medical S.A., a majority-owned foreign subsidiary of the Company.

Nominees for Directors

The following biographical information includes a discussion of the specific experience, qualifications, attributes or skills that led to the conclusion by our Corporate Governance and Nominating Committee that each of the nominees is qualified to serve as one of our Directors:

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Dr. Louis F. Centofanti Director Age: 74

Dr. Centofanti currently holds the position of Executive Vice President (“EVP”) of Strategic Initiatives. Effective February 1, 2018, Dr. Centofanti was appointed to the position of President of Perma-Fix Medical (“PF Medical”, a majority-owned subsidiary of the Company), and no longer a member of the Supervisory Board of PF Medical (a position he had held since June 2, 2015). From March 1996 to September 8, 2017 and from February 1991 to September 1995, Dr. Centofanti held the position of President and Chief Executive Officer (“CEO”) of the Company. Dr. Centofanti served as Chairman of the Board from the Company’s inception in February 1991 until December 16, 2014. In January 2015, Dr. Centofanti was appointed by the U.S Secretary of Commerce Penny Prizker to serve on the U.S. Department of Commerce’s Civil Nuclear Trade Advisory Committee (CINTAC). The CINTAC is composed of industry representatives from the civil nuclear industry and meets periodically throughout the year to discuss the critical trade issues facing the U.S. civil nuclear sector. From 1985 until joining the Company, Dr. Centofanti served as Senior Vice President (“SVP”) of USPCI, Inc., a large publicly-held hazardous waste management company, where he was responsible for managing the treatment, reclamation and technical groups within USPCI. In 1981, he founded PPM, Inc. (later sold to USPCI), a hazardous waste management company specializing in treating PCB contaminated oil. From 1978 to 1981, Dr. Centofanti served as Regional Administrator of the U.S. Department of Energy (“DOE”) for the southeastern region of the United States. Dr. Centofanti has a Ph.D. and a M.S. in Chemistry from the University of Michigan, and a B.S. in Chemistry from Youngstown State University.

As founder of Perma-Fix and PPM, Inc., and as a senior executive at USPCI, Dr. Centofanti combines extensive business experience in the waste management industry with a drive for innovative technology which is critical for a waste management company. In addition, his service in the government sector provides a solid foundation for the continuing growth of the Company, particularly within the Company’s Nuclear business. Dr. Centofanti’s comprehensive understanding of the Company’s operations and his extensive knowledge of its history, coupled with his drive for innovation and excellence, positions Dr. Centofanti to optimize our role in this competitive, evolving market, and led the Board to conclude that he should serve as a director.

S. Robert Cochran, Director Age 65

Mr. Cochran was appointed by the Board as a director effective January 13, 2017 to fill a vacancy on the Board and was re-elected as a director on July 27, 2017 at the Company’s Annual Meeting of Stockholders. Since November 2015, Mr. Cochran has served as President and CEO of CTG, LLC, a company that provides strategic business development support, as well as acquisitions and business/management restructuring activity support. Since April 2012, Mr. Cochran has been a director of Longenecker & Associates, Inc., a privately held consulting firm that provides highly specialized, fast-response technical-management support to nuclear and environmental industries. From March 2012 to November 2015, Mr. Cochran served as President and Officer Director of CB&I Federal Services, LLC (a subsidiary of Chicago Bridge & Iron Company, NYSE: CBI), which provides mission-critical services primarily to the U.S. federal government. From 2006 to 2011, Mr. Cochran served as President of B&W Technical Service Group, Inc., an operating group of The Babcock & Wilcox Company (NYSE: BW), which provides support to government and commercial clients, including management and operation of complex high-consequence nuclear facilities, nuclear material processing and manufacturing, classified component manufacturing, engineering, procurement and construction of major capital projects, nuclear safeguards and security, environmental cleanup and remediation, and nuclear-facility deactivation. From 2007 to 2011, Mr. Cochran served as Chairman of the Board of Pantex LLC and B&W Y-12, where he had direct responsibility for the performance and operations associated with nuclear weapons production enterprise. Before joining The Babcock & Wilcox Company, Mr. Cochran worked for more than 20 years in operations and development within the engineering, construction, facilities management and operations, environmental technology, and remediation industries. This experience includes serving as President and CEO of MAGma LLC, a privately-held company that provided management and operational restructuring, strategic development, and acquisition/divestiture services to the public utility, engineering and construction, and DOE business sectors. Additionally, as its SVP, Mr. Cochran led Tyco Infrastructure’s development and delivery of services, opening new markets and service areas valued at more than $1 billion. Mr. Cochran received an executive M.B.A. from the University of Richmond’s Robins School of Business and a B.S. from James Madison University.

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Mr. Cochran has had an extensive career in solving and overseeing solutions to complex issues involving both domestic and international concerns. In addition, his government related services provide solid experience for the continuing growth of the Company’s Treatment and Services Segments. His extensive knowledge and problem-solving experience enhances the Board’s ability to address significant challenges in the nuclear market, and led the Board to conclude that he should serve as a director.

Hon. Joe R. Reeder, Director Age: 70

Mr. Reeder, a director since 2003, served as Shareholder-in-Charge of the Mid-Atlantic Region (1999-2008) for Greenberg Traurig LLP, one of the nation’s largest law firms, with 38 offices and approximately 2,000 attorneys worldwide. As a principal shareholder in the law firm, Mr. Reeder’s clientele includes sovereign nations, international corporations, and law firms. As the 14th Undersecretary of the U.S. Army (1993-97), Mr. Reeder also served for three years as Chairman of the Panama Canal Commission’s Board where he oversaw a multibillion-dollar infrastructure program. For the past 16 years he has served on the Canal’s International Advisory Board. He has served on the boards of the National Defense Industry Association (“NDIA”), chairing the Ethics Committee, the Armed Services YMCA, and many other private companies and charitable organizations. Following successive appointments by Virginia Governors Mark Warner and Tim Kaine, Mr. Reeder served seven years as Chairman of two Commonwealth of Virginia military boards and served ten years on the National USO Board. Mr. Reeder was appointed by Governor Terry McAuliffe to the Virginia Military Institute’s Board of Visitors (2014), and reappointed in 2018 by new Governor Ralph Northam. Mr. Reeder is also a television commentator on legal and national security issues. Among other corporate positions, he has been a director since September 2005 for ELBIT Systems of America, LLC, a subsidiary of Elbit Systems Ltd. (NASDAQ: ESLT), that provides product and system solutions focusing on defense, homeland security, and commercial aviation. Mr. Reeder served on the Washington First Bank Board from 2004 to 2017, and, since January 2018, has served on the Board of Sandy Spring Bancorp, Inc. (NASDAQ: SASR), and joined the Audit Committee in April 2018.

In May 2018 Mr. Reeder was appointed to the Bid Protest Committee of the Advisory Council To The United States Court of Federal Claims.

A graduate of West Point who served in the 82nd Airborne Division following Ranger School, Mr. Reeder earned his J.D. from the University of Texas and his L.L.M. from Georgetown University.

Mr. Reeder has a distinguished career in solving and overseeing solutions to complex issues involving both domestic and international concerns. His extensive knowledge and problem-solving experience has enhanced the Board’s ability to address significant challenges in the nuclear market, and led the Board to conclude that he should serve as a director.

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Larry M. Shelton Board Chairman Age: 64

Mr. Shelton, a director since July 2006, has also held the position of Chairman of the Board of the Company since December 16, 2014. Mr. Shelton currently is the Chief Financial Officer (“CFO”) (since 1999) of S K Hart Management, LLC, a private investment management company. Mr. Shelton served as President of Pony Express Land Development, Inc. (an affiliate of SK Hart Management, LLC), a privately-held land development company, from January 2013 to until August 2017 and has served on the Board since December 2005. In March 2012, he was appointed Director and CFO of S K Hart Ranches (PTY) Ltd, a private South African Company involved in agriculture. Mr. Shelton served as a member of the Supervisory Board of PF Medical from April 2014 to December 2016. Mr. Shelton has over 19 years of experience as an executive financial officer for several waste management companies, including as CFO of Envirocare of Utah, Inc. (now Energy Solutions (1995–1999)) and CFO of USPCI, Inc. (1982–1987), a NYSE- listed company. Since July 1989, Mr. Shelton has served on the Board of Subsurface Technologies, Inc., a privately-held company specializing in providing environmentally sound innovative solutions for water well rehabilitation and development. Mr. Shelton has a B.A. in accounting from the University of Oklahoma.

With his years of accounting experience as CFO for various companies, including a number of waste management companies, Mr. Shelton combines extensive knowledge and understanding of accounting principles, financial reporting requirements, evaluating and overseeing financial reporting processes and business matters. These factors led the Board to conclude that he should serve as a director.

Zach P. Wamp, Director Age: 60

Mr. Wamp was appointed by the Board to fill a vacancy on the Board effective January 18, 2018. Mr. Wamp is currently the President of Zach Wamp Consulting, a position he has held since 2011. As the President and owner of Zach Wamp Consulting, he has served some of the most prominent companies from Silicon Valley to Wall Street as a business development consultant and advisor. From September 2013 to November 2017, Mr. Wamp chaired the Board of Directors for Chicago Bridge and Iron Federal Services, LLC (a subsidiary of Chicago Bridge & Iron Company, NYSE: CBI, which provides critical services primarily to the U.S. federal government). From January 1995 to January 2011, Mr. Wamp served as a member of the U.S. House of Representatives from Tennessee’s 3rd district. His district included the Oak Ridge National Laboratory, with strong science and research missions from energy to homeland security. Among his many accomplishments which included various leadership roles in the advancement of education and science, Mr. Wamp was instrumental in the formation and success of the Tennessee Valley Technology Corridor, which created thousands of jobs for Tennesseans in the areas of high-tech research, development, and manufacturing. During his career in the political arena, Mr. Wamp served on several prominent subcommittees during his 14 years on the House Appropriations Committee, including serving as a “ranking member” of the Subcommittee on Military Construction and Veterans Affairs and Related Agencies. Mr. Wamp has been a regular panelist on numerous media outlet and has been featured in a number of national publications effectively articulating sound social and economic policy. Mr. Wamp’s business career has also included work in the real estate sector for a number of years as a licensed industrial-commercial real estate broker where he was named Chattanooga’s Small Business Person of the Year. He is a founding partner in Learning Blade, the nation’s premiere STEM education platform which is now operating at some level in 28 states.

Mr. Wamp has extensive career in solving and overseeing solutions to complex issues involving domestic concerns. In addition, his wide-ranging career, particularly with respect to his government-related work, provides solid experience for the continuing growth of the Company’s Treatment and Services Segments. His extensive knowledge and problem-solving experience enhances the Board’s ability to address significant challenges in the nuclear market, and led the Board to conclude that he should serve as a director.

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Mark A. Zwecker, Director Age: 67

Mr. Zwecker, a director since the Company’s inception in January 1991, currently serves as the CFO and a Board member for JCI US Inc., a telecommunications company and wholly-owned subsidiary of Japan Communications, Inc. (Tokyo Stock Exchange (Securities Code: 9424)), which provides cellular service for M2M (machine to machine) applications. From 2006 to 2013, Mr. Zwecker served as Director of Finance for Communications Security and Compliance Technologies, Inc., a wholly-owned subsidiary of JCI US Inc. that develops security software products for the mobile workforce. From 1997 to 2006, Mr. Zwecker served as President of ACI Technology, LLC, an IT services provider, and from 1986 to 1998, he served as Vice President of Finance and Administration for American Combustion, Inc., a combustion technology solutions provider. In 1983, with Dr. Centofanti, Mr. Zwecker co-founded a start-up, PPM, Inc., a hazardous waste management company. He remained with PPM, Inc. until its acquisition in 1985 by USPCI. Mr. Zwecker has a B.S. in Industrial and Systems Engineering from the Georgia Institute of Technology and an M.B.A. from Harvard University.

As a director since our inception, Mr. Zwecker’s understanding of our business provides valuable insight to the Board. With years of experience in operations and finance for various companies, including a number of waste management companies, Mr. Zwecker combines extensive knowledge of accounting principles, financial reporting rules and regulations, the ability to evaluate financial results, and understanding of financial reporting processes. He has an extensive background in operating complex organizations. Mr. Zwecker’s experience and background position him well to serve as a member of our Board. These factors led the Board to conclude that he should serve as a director.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE SIX NOMINEES AS THE COMPANY’S DIRECTORS.

Board of Director Independence

Our Common Stock is listed on the Nasdaq Capital Market. Rule 5605 of the Nasdaq Marketplace Rules requires a majority of a listed company’s board of directors to be comprised of independent directors. In addition, the Nasdaq Marketplace Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent under applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Audit committee members must also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under Nasdaq Rule 5605(a)(2), a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director; and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

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Our Board annually undertakes a review of the composition of our Board of Directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that each of Messrs. S. Robert Cochran, Dr. Gary Kugler, Honorable Joe R. Reeder, Larry M. Shelton, Zach P. Wamp and Mark A. Zwecker is an “independent director” as defined under the Nasdaq Marketplace Rules. Our Board of Directors has also determined that Mark A. Zwecker (Chairperson), S. Robert Cochran, Dr. Gary G. Kugler (who was a member of the Audit Committee until April 19, 2018), and Larry M. Shelton (who was a member until April 20, 2017 and who again became a member effective April 19, 2018), who comprise/comprised our Audit Committee, and Dr. Gary G. Kugler (who was the Chairperson and a member until April 19, 2018), Larry M. Shelton (who became the Chairperson effective April 19, 2018), the Honorable Joe R. Reeder, and Mark A. Zwecker (who became a member effective April 19, 2018), who comprise/comprised our Compensation and Stock Option Committee, satisfy/satisfied the independence standards for such committees established by the Securities and Exchange Commission and the Nasdaq Marketplace Rules, as applicable. In making such determination, our Board of Directors considered the relationships that each such non-employee director has with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

Our Board of Directors has determined that Dr. Centofanti is not deemed to be an “independent director” because of his employment as a senior executive of the Company.

Board Leadership Structure

We currently separate the roles of Chairman of the Board and CEO. The Board believes that this leadership structure promotes balance between the Board’s independent authority to oversee our business, and the CEO and his management team, who manage the business on a day-to-day basis.

The Company does not have a written policy with respect to the separation of the positions of Chairman of the Board and CEO. The Company believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman and CEO in any way that is in the best interests of the Company at a given point in time; therefore, the Company’s leadership structure may change in the future as circumstances may dictate.

Mark Zwecker, a current member of our Board, continues to serve as the Independent Lead Director, a position he has held since February 2010. The Lead Director’s role includes:

●	convening and chairing meetings of the non-employee directors as necessary from time to time and Board meetings in the absence of the Chairman of the Board;

●	acting as liaison between directors, committee chairs and management;

●	serving as information sources for directors and management; and

●	carrying out responsibilities as the Board may delegate from time to time.

Meetings and Committees of the Board of Directors

During 2017, the Board of Directors held seven meetings, which included three meeting held via conference call. No director attended fewer than 75% of the aggregate number of meetings held by the Board of Directors and the committees on which he served during 2017. The Company does not currently have a policy with respect to the attendance of its directors at annual meetings; however, the Company encourages each of its directors to attend whenever possible. All members of our Board of Directors attended our 2017 Annual Meeting of Stockholders. The Board of Directors has a standing Audit Committee, Compensation and Stock Option Committee, Corporate Governance and Nominating Committee, and Strategic Advisory Committee. Effective April 19, 2018, the Research and Development Committee was dissolved.

Audit Committee:

The Audit Committee assists the Board of Directors in monitoring the integrity of the financial statements of the Company, the independent auditor’s qualifications and independence, the performance of the Company’s internal audit function and independent auditor, the Company’s management of cybersecurity and the Company’s compliance with legal and regulatory requirements. In carrying out these purposes, the Audit Committee, among other things:

●	appoints, evaluates, and approves the compensation of the Company’s independent auditor;

●	pre-approves all auditing services and permitted non-audit services;

●	annually considers the qualifications and independence of the independent auditors;

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●	reviews recommendations of independent auditors concerning the Company’s accounting principles, internal controls, and accounting procedures and practices;

●	reviews and approves the scope of the annual audit;

●	reviews and discusses with the independent auditors the audited financial statements;

●	reviews and provides oversight of the Company’s cybersecurity polices;

●	reviews and provides oversight of any related party transactions; and

●	performs such other duties as set forth in the Audit Committee Charter.

The Audit Committee was established in accordance with the requirements of the Exchange Act and the listing requirements of the Nasdaq and is governed by an Audit Committee Charter. A copy of the Audit Committee Charter is available on our website at www.perma-fix.com. The Audit Committee has established procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns by employees of the Company regarding accounting or auditing matters. The Audit Committee has the authority to retain internal or external legal counsel and other experts in connection with performing the Audit Committee duties.

The Audit Committee members during 2017 were Mark A. Zwecker (Chairperson), Dr. Gary G. Kugler (who is retiring as a director and not standing for re-election), and S. Robert Cochran (who replaced Larry M. Shelton effective April 20, 2017). Effective April 19, 2018, Larry M. Shelton replaced Dr. Gary G. Kugler as an Audit Committee member. The Board of Directors has determined that each member of the Audit Committee is/was “independent,” as that term is defined for an audit committee member under the Exchange Act and Nasdaq Rule 5605(c) and is/was an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K of the Exchange Act. The Audit Committee meets at least quarterly and at such additional times as necessary or advisable. The Audit Committee held six meetings during 2017.

Compensation and Stock Option Committee:

The Compensation and Stock Option Committee (“Compensation Committee”) reviews and recommends to the Board of Directors the compensation and benefits of all of the Company’s officers and reviews general policy matters relating to compensation and benefits of the Company’s employees. The Compensation Committee also administers the Company’s stock option plans. The Compensation Committee has the sole authority to retain and terminate a compensation consultant, as well as to approve the consultant’s fees and other terms of engagement. It also has the authority to obtain advice and assistance from internal or external legal, accounting or other advisors. No compensation consultant was employed during 2017. Members of the Compensation Committee during 2017 were Dr. Gary G. Kugler (Chairperson), Larry M. Shelton, and Joe R. Reeder. The Compensation Committee meets as often as may be deemed necessary or appropriate in its judgment. The Compensation Committee held four meetings in 2017. Effective April 19, 2018, Mark A. Zwecker replaced Dr. Gary G. Kugler as a member and Larry M. Shelton became the Chairperson of the Compensation Committee. All members of the Compensation Committee are/were “independent” as that term is defined by current Nasdaq listing standards, and each current member of the Compensation Committee is “independent” under such definition. The Compensation Committee is governed by the Company’s Compensation and Stock Option Committee Charter, which is available on our website at www.perma-fix.com.

Corporate Governance and Nominating Committee:

The Corporate Governance and Nominating Committee (“Nominating Committee”) recommends to the Board of Directors candidates to fill vacancies on the Board and the nominees for election as directors at each annual meeting of stockholders. In making such recommendation, the Nominating Committee takes into account information provided to them from the candidate, as well as the Nominating Committee’s own knowledge and information obtained through inquiries to third parties to the extent the Nominating Committee deems appropriate. The Company’s Bylaws sets forth certain minimum director qualifications to qualify for nomination for elections as a director. To qualify for nomination or election as a director, an individual must:

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●	be an individual at least 21 years of age who is not under legal disability;

●	have the ability to be present, in person, at all regular and special meetings of the Board of Directors;

●	not serve on the boards of more than three other publicly held companies;

●	satisfy the director qualification requirements of all environmental and nuclear commissions, boards or similar regulatory or law enforcement authorities to which the Corporation is subject so as not to cause the Corporation to fail to satisfy any of the licensing requirements imposed by any such authority;

●	not be affiliated with, employed by or a representative of, or have or acquire a material personal involvement with, or material financial interest in, any “Business Competitor” (as defined);

●	not have been convicted of a felony or of any misdemeanor involving moral turpitude; and

●	have been nominated for election to the Board of Directors in accordance with the terms of the Bylaws.

In addition to the minimum director qualifications as mentioned above, in order for any proposed nominee to be eligible to be a candidate for election to the Board of Directors, such candidate must deliver to the Nominating Committee a completed questionnaire with respect to the background, qualifications, stock ownership and independence of such proposed nominee. The Nominating Committee reviews each candidate’s qualifications to include considerations of:

●	standards of integrity, personal ethics and value, commitment, and independence of thought and judgment;

●	ability to represent the interests of the Company’s stockholders;

●	ability to dedicate sufficient time, energy and attention to fulfill the requirements of the position; and

●	diversity of skills and experience with respect to accounting and finance, management and leadership, business acumen, vision and strategy, charitable causes, business operations, and industry knowledge.

The Nominating Committee does not assign specific weight to any particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Nominating Committee does not have a formal policy for the consideration of diversity in identifying nominees for directors. However, the Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge, and abilities that will allow the Board to fulfill its responsibilities.

Stockholder Nominees

The Nominating Committee will consider properly submitted stockholder nominations for candidates for membership on the Board of Directors from stockholders who meet each of the requirements set forth in the Bylaws, including, but not limited to, the requirements that any such stockholder own at least 1% of the Company’s shares of the Common Stock entitled to vote at the meeting on such election, has held such shares continuously for at least one full year, and continuously holds such shares through and including the time of the annual or special meeting. Nominations of persons for election to the Board of Directors may be made at any Annual Meeting of Stockholders, or at any Special Meeting of Stockholders called for the purpose of electing directors. Any stockholder nomination (“Proposed Nominee”) must comply with the requirements of the Company’s Bylaws and the Proposed Nominee must meet the minimum qualification requirements as discussed above. For a nomination to be made by a stockholder, such stockholder must provide advance written notice to the Nominating Committee, delivered to the Company’s principal executive office address (i) in the case of an Annual Meeting of Stockholders, no later than the 90th day nor earlier than the 120th day prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders; and (ii) in the case of a Special Meeting of Stockholders called for the purpose of electing directors, not later than the 10th day following the day on which public disclosure of the date of the Special Meeting of Stockholders was made.

The Nominating Committee will evaluate the qualification of the Proposed Nominee and the Proposed Nominee’s disclosure and compliance requirements in accordance with the Company’s Bylaws. If the Board of Directors, upon the recommendation of the Nominating Committee, determines that a nomination was not made in accordance with the Company’s Bylaws, the Chairman of the Meeting shall declare the nomination defective and it will be disregarded.

Members of the Nominating Committee during 2017 were Joe R. Reeder (Chairperson), S. Robert Cochran (who replaced Mark A. Zwecker as a member effective April 20, 2017), and Dr. Gary G. Kugler. The Nominating Committee meets at least quarterly and at such times as necessary or advisable and held five meetings in 2017. Effective April 19, 2018, Zach P. Wamp replaced Dr. Gary G. Kugler as a member of the Nominating Committee. The Nominating Committee is governed by a Corporate Governance and Nominating Committee Charter, which is available on our website at www.perma-fix.com. All members of the Nominating Committee in 2017 were “independent” as that term is defined by current Nasdaq listing standards, and each current member of the Nominating Committee is “independent” under such definition.

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Strategic Advisory Committee:

The primary functions of the Strategic Advisory Committee (“Strategic Committee”) are to investigate and evaluate strategic alternatives available to the Company and to work with management on long-range strategic planning and identifying potential new business opportunities. The members of the Strategic Committee during 2017 were John M. Climaco (Chairperson and who did not stand for re-election at the Company’s 2017 Annual Meeting of Stockholders held on July 27, 2017), S. Robert Cochran (who became a member effective April 20, 2017 and who became the Chairperson effective July 27, 2017), Joe R. Reeder, Mark A. Zwecker, and Larry M. Shelton. The Strategic Committee held four meetings in 2017. The Strategic Committee does not have a charter.

Research and Development Committee:

The Research and Development Committee (the “R&D Committee”) outlined the structures and functions of the Company’s research and development strategies, the acquisition and protection of the Company’s intellectual property rights and assets, and provided its perspective on such matters to the Board of Directors. Members of the R&D Committee during 2017 were Dr. Gary Kugler and Dr. Louis Centofanti. The R&D Committee held four meetings in 2017. Effective April 19, 2018, the R&D Committee was dissolved. Upon the dissolution of the R&D Committee, all R&D activities are managed and reviewed by senior management and oversight of these activities is conducted by the Board as deemed necessary. The R&D Committee did not have a charter.

Risk Oversight by Our Board

The Board is responsible for understanding the risks the Company faces, what steps management is taking to manage those risks and if the steps taken are effective in managing those risks. It is also important that the Board understands what level of risk is appropriate for the Company. While the Board has the ultimate oversight responsibility for the risk management process, certain committees play an integral part in fulfilling the Board’s oversight responsibilities in certain areas of risk. In particular, the Audit Committee focuses on financial and enterprise risk exposures, including internal controls and cybersecurity (including oversight of appropriate risk prevention and mitigation strategies, systems, processes and controls). The Audit Committee reviews and discusses with management and internal audit our major financial risk exposures, including risks related to fraud, liquidity and regulatory compliance, our policies with respect to risk assessment and risk management, cybersecurity management, and the steps management has taken to monitor and control such exposures at least quarterly and whenever warranted. The Compensation Committee strives to create incentives that do not encourage excessive risk-taking beyond the Company’s ability to effectively identify and manage risk. The participation of our Board in our risk oversight process includes receiving regular reports from members of senior management on areas of material risk to our Company, including operational, financial, legal and regulatory, cybersecurity, and strategic and reputational risks. Each of our directors has access to our named executive officers and any other members of our management to discuss and monitor potential risks.

Code of Ethics

We have adopted a Code of Ethics that applies to all our executive officers, including our principal executive officer, principal financial officer, and controller. Our Code of Ethics is available on our website at www.perma-fix.com. If any amendments are made to the Code of Ethics or any grants of waivers are made to any provision of the Code of Ethics to any of our executive officers, we will promptly disclose the amendment or waiver and nature of such amendment of waiver on our website.

Compensation of Directors

Directors who are employees receive no additional compensation for serving on the Board of Directors or its committees. In 2017, we provided the following annual compensation to each of our directors who are not employees:

●	under the Outside Director Plan, on each re-election date, each re-elected non-employee director receives options to purchase 2,400 shares of our Common Stock with each option having a 10-year term and being fully vested after six months from grant date;

●	a quarterly director fee of $8,000;

●	an additional quarterly fee of $5,500 and $7,500 to the Chairman of our Audit Committee and Chairman of the Board (non-employee), respectively; and

●	a fee of $1,000 for each board meeting attendance and a $500 fee for meeting attendance via conference call.

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In addition, under our Outside Director Plan, each non-employee director receives options to purchase 6,000 shares of our Common Stock on the date a director is initially elected to our Board.

Each director may elect to have either 65% or 100% of such fees payable in Common Stock under the Outside Directors Plan, with the balance, if any, payable in cash. A director who fails to make such election in a timely manner shall be deemed to have elected to receive 100% of the applicable fees payable to such director in stock.

Dr. Louis Centofanti, a current member of the Board, is not eligible to receive compensation for his service as a director of the Company as he is an employee of the Company. John M. Climaco, who did not stand for re-election at the Company’s 2017 Annual Meeting of Stockholders, was not eligible to receive compensation for his service as a director of the Company as he was EVP of PF Medical, a majority-owned subsidiary of the Company. John M. Climaco was provided an annual salary from PF Medical.

The table below summarizes the director compensation expenses recognized by the Company for the director option and stock awards (resulting from fees earned) for the year ended December 31, 2017. The terms of the Outside Directors Plan are further described below under “Outside Directors Plan.”

Director Compensation

Name	Fees Earned or Paid In Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
	($) (1)	($) (2)	($) (3)	($)	($)	($)	($)

S. Robert Cochran	6,101	40,446	21,732	—	—	—	68,279
Dr. Gary G. Kugler	13,125	32,502	5,952	—	—	—	51,579
Joe R. Reeder	—	50,002	5,952	—	—	—	55,954
Larry M. Shelton	23,800	58,936	5,952	—	—	—	88,688
Mark A. Zwecker	21,000	52,000	5,952	—	—	—	78,952

(1)	Under the Outside Directors Plan, each director elects to receive 65% or 100% of the director’s fees in shares of our Common Stock. The amounts set forth above represent the portion of the director’s fees paid in cash and exclude the value of the directors’ fee elected to be paid in Common Stock under the Outside Directors Plan, which values are included under “Stock Awards.”

(2)	The number of shares of Common Stock comprising stock awards granted under the Outside Directors Plan is calculated based on 75% of the closing market value of the Common Stock as reported on the NASDAQ on the business day immediately preceding the date that the quarterly fee is due. Such shares are fully vested on the date of grant. The value of the stock award is based on the market value of our Common Stock at each quarter end times the number of shares issuable under the award. The amount shown is the fair value of the Common Stock on the date of the award.

(3)	Options granted under the Company’s Outside Directors Plan resulting from re-election to the Board of Directors on July 27, 2017. Options are for a 10-year period with an exercise price of $3.55 per share and are fully vested in six months from grant date. The value of the option award for each outside director is calculated based on the fair value of the option per share ($2.48) on the date of grant times the number of options granted, which was 2,400 for each director, pursuant to ASC 718, “Compensation – Stock Compensation.” Option awards for S. Robert Cochran also included 6,000 options granted to him upon initial appointment to the Board on January 13, 2017. The options are for a 10-year period with an exercise price of $3.79 per share and are fully vested six months from date of grant. The fair value of the 6,000 options was determined to be approximately $15,780 based on fair value of $2.63 per share. The following table reflects the aggregate number of outstanding non-qualified stock options held by the Company’s directors at December 31, 2017. As an employee of the Company, Dr. Centofanti is not eligible to participate in the Outside Directors Plan. Options reflected below for Dr. Centofanti were granted to him on July 27, 2017 from the 2017 Stock Option Plan as an employee of the Company (see “Long-Term Incentive Compensation – Employee Stock Option Plans” below for a discussion of the options):

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Options Outstanding at
Name	December 31, 2017
S. Robert Cochran	8,400
Dr. Louis Centofanti	50,000
Dr. Gary G. Kugler	9,600
Joe R. Reeder	24,000
Larry M. Shelton	24,000
Mark A. Zwecker	24,000
Total	140,000

Outside Directors Plan

We believe that it is important for our directors to have a personal interest in our success and growth and for their interests to be aligned with those of our stockholders; therefore, under our Outside Directors Plan, as amended, each outside director is granted a 10-year option to purchase up to 6,000 shares of Common Stock on the date such director is initially elected to the Board, and receives on each re-election date an option to purchase up to another 2,400 shares of our Common Stock, with the exercise price being the fair market value of the Common Stock preceding the option grant date. No option granted under the Outside Directors Plan is exercisable until after the expiration of six months from the date the option is granted and no option shall be exercisable after the expiration of ten years from the date the option is granted. As of the date of this Proxy Statement, options to purchase 160,800 shares of Common Stock are outstanding under the Outside Directors Plan, of which 154,800 are vested.

As a member of the Board, each director may elect to receive either 65% or 100% of the director’s fee in shares of our Common Stock. The number of shares received by each director is calculated based on 75% of the fair market value of the Common Stock determined on the business day immediately preceding the date that the quarterly fee is due. The balance of each director’s fee, if any, is payable in cash. In 2017, the fees earned by our outside directors totaled approximately $298,000. Reimbursements of expenses for attending meetings of the Board are paid in cash at the time of the applicable Board meeting. As a management director, Dr. Centofanti is not eligible to participate in the Outside Directors Plan. Although Dr. Centofanti is not compensated for his services provided as a director, Dr. Centofanti is compensated for his services rendered as an officer of the Company. See “EXECUTIVE COMPENSATION — Summary Compensation Table.”

As of the date of this Proxy Statement, we have issued 579,552 shares of our Common Stock in payment of director fees since the inception of the Outside Directors Plan.

In the event of a “change of control” (as defined in the Outside Directors Plan), each outstanding stock option and stock award shall immediately become exercisable in full notwithstanding the vesting or exercise provisions contained in the stock option agreement.

Communications with the Board

The Company’s Board of Directors believes that it is important for the Company to have a process that enables stockholders to send communications to the Board. Accordingly, stockholders who wish to communicate with the Board of Directors or a particular director may do so by sending a letter to the Secretary of the Corporation, at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350. The mailing envelope must clearly indicate that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board of Directors or only certain specified individual directors. The Secretary of the Corporation will make copies of all such letters and circulate them to the appropriate director or directors.

Family Relationships

There are no family relationships between any of the Company’s existing directors, executive officers, or persons nominated or chosen to become a director or executive officer. Dr. Centofanti is the only director who is an employee of the Company.

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Certain Relationships and Related Transactions

Audit Committee Review

Our Audit Committee Charter provides for the review by the Audit Committee of any related party transactions, other than transactions involving an employment relationship with the Company, which are reviewed by the Compensation Committee. Although we do not have written policies for the review of related party transactions, the Audit Committee reviews transactions between the Company and its directors, executive officers, and their respective immediate family members. In reviewing a proposed transaction, the Audit Committee takes into account, among other factors it deems appropriate:

(1)	the extent of the related person’s interest in the transaction;

(2)	whether the transaction is on terms generally available to an unaffiliated third-party under the same or similar circumstances;

(3)	the cost and benefit to the Company;

(4)	the impact or potential impact on a director’s independence in the event the related party is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer;

(5)	the availability of other sources for comparable products or services;

(6)	the terms of the transaction; and

(7)	the risks to the Company.

Related party transactions are reviewed by the Audit Committee prior to the consummation of the transaction. With respect to a related party transaction arising between Audit Committee meetings, the CFO may present it to the Audit Committee Chairperson, who will review and may approve the related party transaction subject to ratification by the Audit Committee at the next scheduled meeting. Our Audit Committee shall approve only those transactions that, in light of known circumstances are not inconsistent with the Company’s best interests.

Related Party Transactions

David Centofanti. David Centofanti serves as our Vice President of Information Systems. For such position, he received annual compensation of $168,000 in 2017. David Centofanti is the son of Dr. Louis F. Centofanti, our EVP of Strategic Initiatives and a Board member. Dr. Louis Centofanti previously held the position of President and CEO until September 8, 2017.

Robert L. Ferguson. Robert L. Ferguson serves as an advisor to the Company’s Board and was also a member of the Supervisory Board of PF Medical, a majority-owned Polish subsidiary of the Company, until May 11, 2018. Robert Ferguson previously served as a Board member of the Company from June 2007 to February 2010 and again from August 2011 to September 2012. Robert Ferguson is also a consultant to the Company in connection with the Company’s Test Bed Initiative (“TBI”) at its Perma-Fix Northwest Richland, Inc. (“PFNWR”) facility. As an advisor to the Company’s Board, Robert Ferguson is paid $4,000 monthly plus reasonable expenses. For such services, Robert Ferguson received compensation of approximately $51,000 for the year ended December 31, 2017. For Robert Ferguson’s consulting work in connection with the Company’s TBI, on July 27, 2017 (“grant date”), the Company granted Robert Ferguson a stock option from the Company’s 2017 Stock Option Plan for the purchase of up to 100,000 shares of the Company’s common stock at an exercise price of $3.65 a share, which was the fair market value of the Company’s common stock on the date of grant (“Ferguson Stock Option”). The vesting of the Ferguson Stock Option is subject to the achievement of the following milestones (“waste” as noted below is defined as liquid LAW (“low activity waste”) and/or liquid TRU (“transuranic waste”)):

●	Upon treatment and disposal of three gallons of waste at the PFNWR facility by January 27, 2018, 10,000 shares of the Ferguson Stock Option shall become exercisable;

●	Upon treatment and disposal of 2,000 gallons of waste at the PFNWR facility by January 27, 2019, 30,000 shares of the Ferguson Stock Option shall become exercisable; and

●	Upon treatment and disposal of 50,000 gallons of waste at the PFNWR facility and assistance, on terms satisfactory to the Company, in preparing certain justifications of cost and pricing data for the waste and obtaining a long-term commercial contract relating to the treatment, storage and disposal of waste by January 27, 2021, 60,000 shares of the Ferguson Stock Option shall become exercisable.

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The term of the Ferguson Stock Option is seven (7) years from the grant date. Each of the milestones is exclusive of each other; therefore, achievement of any of the milestones above by Robert Ferguson by the designated date will provide Robert Ferguson the right to exercise the number of options in accordance with the milestone attained. The 10,000 options as noted above became vested by Robert Ferguson on December 19, 2017. The fair value of the 10,000 options was determined to be approximately $20,000. On May 1, 2018, Robert Ferguson exercised the 10,000 options for the purchase of 10,000 shares of our Common Stock, resulting in total proceeds paid to the Company of approximately $36,500.

Employment Agreements and Management Incentive Plans (“MIPs”). We have employment agreements with each of Mark Duff, (our President and CEO), Ben Naccarato (our CFO), and Dr. Louis Centofanti, (formerly our President and CEO and now our EVP of Strategic Initiatives), with each employment agreement dated September 8, 2017. Each of the employment agreements is effective for three years from September 8, 2017 (the “Initial Term”) unless earlier terminated by us or by the executive officer. At the end of the Initial Term of each employment agreement, each employment agreement will automatically be extended for one additional year, unless at least six months prior to the expiration of the Initial Term, we or the executive officer provides written notice not to extend the terms of the employment agreement. Each employment agreement provides for annual base salaries, performance bonuses (as provided in the MIP as approved by our Board), and other benefits commonly found in such agreements. In addition, each employment agreement provides that in the event the executive officer terminates his employment for “good reason” (as defined in the agreements) or is terminated by us without cause (including the executive officer terminating his employment for “good reason” or is terminated by us without cause within 24 months after a Change in Control (as defined in the agreement)), we will pay the executive officer the following: (a) a sum equal to any unpaid base salary, accrued unused vacation time and any employee benefits accrued as of termination but not yet been paid (“Accrued Amounts”); (b) two years of full base salary; (c) performance compensation under the MIP earned with respect to the fiscal year immediately preceding the date of termination; and (d) an additional year of performance compensation as provided under the MIP earned, if not already paid, with respect to the fiscal year immediately preceding the date of termination. If the executive terminates his employment for a reason other than for good reason, we will pay to the executive the amount equal to the Accrued Amounts plus any performance compensation payable pursuant to the MIP.

If there is a Change in Control (as defined in the agreements), all outstanding stock options to purchase Common Stock held by the executive officer will immediately become exercisable in full commencing on the date of termination through the original term of the options. In the event of the death of an executive officer, all outstanding stock options to purchase Common Stock held by the executive officer will immediately become exercisable in full commencing on the date of death, with such options exercisable for the lesser of the original option term or twelve months from the date of the executive officer’s death. In the event of an executive officer terminating his employment for “good reason” or is terminated by us without cause, all outstanding stock options to purchase Common Stock held by the executive officer will immediately become exercisable in full commencing on the date of termination, with such options exercisable for the lesser of the original option term or within 60 days from the date of the executive’s date of termination.

On January 18, 2018, the Board and the Compensation Committee approved individual MIP for each Mark Duff, CEO and President, Ben Naccarato, CFO, and Dr. Louis Centofanti, EVP of Strategic Initiatives. The MIPs are effective January 1, 2018 and applicable for year ended December 31, 2018. Each MIP provides guidelines for the calculation of annual cash incentive based compensation, subject to Compensation Committee oversight and modification. Each MIP awards cash compensation based on achievement of performance thresholds, with the amount of such compensation established as a percentage of the executive’s 2018 annual base salary on the approval date of the MIP. The potential target performance compensation ranges from 5% to 100% ($13,350 to $267,000) of the base salary for the CEO and President; 5% to 100% ($11,475 to $229,494) of the base salary for the CFO; and 5% to 100% ($11,170 to $223,400) of the base salary for the EVP of Strategic Initiatives. Pursuant to the MIPs, the Compensation Committee has the right to modify, change or terminate the MIPs at any time and for any reason. See “2018 MIPs.”

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, and the regulations promulgated thereunder require our executive officers and directors and beneficial owners of more than 10% of our Common Stock to file reports of ownership and changes of ownership of our Common Stock with the Securities and Exchange Commission, and to furnish us with copies of all such reports. Based solely on a review of the copies of such reports furnished to us and written information provided to us, we believe that during 2017 none of our executive officers, directors, or beneficial owners of more than 10% of our Common Stock failed to timely file reports under Section 16(a).

Audit Committee Report

The Audit Committee is responsible for providing independent objective oversight of the Company’s accounting functions and internal controls. In accordance with rules adopted by the Securities and Exchange Commission, the Audit Committee of the Company states that:

●	The Audit Committee has reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2017.

●	The Audit Committee has discussed with Grant Thornton LLP, the Company’s independent registered public accounting firm for the year ended December 31, 2017, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standards No. 16 (“Communications with Audit Committees”), as modified or supplemented.

●	The Audit Committee has received the written disclosures and the letter from Grant Thornton LLP, required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” as modified or supplemented, and has discussed with Grant Thornton LLP, the independent registered public accounting firm’s independence.

In connection with the Audit Committee’s discussion with Grant Thornton LLP, as described above, the Audit Committee discussed and considered the nature and scope of the audit services performed by Grant Thornton LLP for the year ended December 31, 2017, and determined that the audit services provided by Grant Thornton LLP were compatible with maintaining the independence of Grant Thornton LLP.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, for filing with the Securities and Exchange Commission. The Audit Committee has appointed Grant Thornton, LLP as the Company’s independent registered public accounting firm for 2018.

This report is submitted on behalf of the members of the Audit Committee:

Mark A. Zwecker (Chairperson)

S. Robert Cochran

Larry M. Shelton

The Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall it be incorporated by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

Short Term Rights Plan

A rights plan is a common mechanism used by public companies to encourage the fair and equal treatment of all shareholders by resisting abusive or coercive take-over initiatives absent an appropriate premium.

On May 2, 2018, the Company’s then current shareholder rights plan terminated (“Terminated Rights Plan”). The Company’s Board determined that it was critical to protecting shareholder interests to adopt a replacement rights plan with a term not exceeding one year, and adopted such a plan effective as of May 2, 2018 (“Short-Term Rights Plan”). The Short-Term Rights Plan will expire at the earliest to occur of:

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●	the close of business on May 2, 2019;

●	the time at which the rights under the Short-Term Rights Plan are redeemed pursuant to the Short-Term Plan;

●	the time at which the rights under the Short-Term Rights Plan are exchanged pursuant to the Short-Term Rights Plan; or

●	the time at which the rights under the Short-Term Rights Plan are terminated upon the closing of any merger or other acquisition transaction involving the Company that has been approved by the Board prior to any person or entity becoming an Acquiring Person (as defined below).

Rationale for the Short-Term Rights Plan

The Board implemented the Short-Term Rights Plan for numerous reasons, including the following:

●	to encourage the fair and equal treatment of all shareholders by resisting abusive or coercive take-over initiatives absent an appropriate premium to all shareholders;

●	encourage anyone seeking to acquire control of the Company to make an offer that represents fair value to all shareholders;

●	give the Board time to consider fully an unsolicited offer;

●	if appropriate, give the Board the ability to explore other alternatives to maximize shareholder value;

●	with a new CEO, give the new management time to implement and accomplish the Company’s strategic plans under the direction of the new CEO to further maximize shareholder value, especially with current business and prospects appearing to be favorable to the Company;

●	protection of the Company’s Net Operating Loss;

●	to assure that anyone seeking control of the Company does not obtain control incrementally and without paying a control premium;

●	to assure a fair election process;

●	to provide the Board with a valuable tool to maximize shareholder value in the face of an opportunistic offer; and

●	have the ability to encourage potential counterparties to participate in the Company’s strategic alternative process.

The Board determined that adoption of the Short-Term Rights Plan was especially important in view of the stock ownership of certain stockholders that have a substantial beneficial stock ownership of the Company’s Common Stock. See “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.”

The Short-Term Rights Plan was adopted by the Board in the exercise of the Board’s business judgment that adoption of a short-term rights plan, not exceeding one year in length, and having no features that would limit the ability of a future board to redeem or rescind the rights, was in the best interests of the Company’s shareholders to protect them against the acquisition of control without payment of a control premium. The Board believes that the Company’s existing governance structure operates to keep the Board accountable to the Company’s shareholders:

●	Annual election of all directors

●	Ability of shareholders to amend the bylaws by a majority of the shares that could be cast at a meeting at which a quorum is present

●	Ability of shareholders to remove directors with or without cause by a majority of the shares entitled to vote

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Summary Description of the Short-Term Rights Plan

Under the Short-Term Rights Plan, each right issued or to be issued will entitle the holders (other than the Acquiring Person, as defined below) to purchase from the Company one one-thousandth of a share of the Company’s Series B Junior Participating Preferred Stock (“Preferred Stock”) at a price of $20.00 (the “Exercise Price”), subject to certain adjustments. The rights under the Short-Term Rights Plan (the “Rights”) will not be exercisable until the earlier to occur of (i) the close of business on the 10th business day following a public announcement or filing that a person has, or a group of affiliated or associated persons or persons acting in concert have, become an “Acquiring Person,” which is defined as a person or group of affiliated or associated persons or persons acting in concert who, at any time after the date of the Short-Term Rights Plan, have acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the Company’s outstanding shares of Common Stock, subject to certain exceptions, or (ii) the close of business on the 10th business day (or such other date as may be determined by action of the Board prior to such time as any person or group of affiliated or associated persons or persons acting in concert become an Acquiring Person) after the commencement of, or announcement of an intention to commence, a tender offer or exchange offer the consummation of which would result in any person becoming an Acquiring Person (the earlier of such dates being called the “Distribution Date”). Any existing stockholder or group that beneficially owns 15% or more of the Common Stock as of the date of the Short-Term Rights Plan will be grandfathered at its current ownership level, but the Rights will become exercisable if at any time after the announcement of the Short-Term Rights Plan such stockholder or group increases its ownership of the Common Stock.

Each share of Preferred Stock will be entitled to receive, when, as and if declared by the Board, a preferential per share quarterly dividend payment equal to the greater of (i) $1.00 per share or (ii) 1,000 times the aggregate per share amount of all cash dividends declared per share of Common Stock, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions declared per share of Common Stock. Each share of Preferred Stock will entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Company. In the event of any merger, consolidation or other transaction in which shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock.

The Exercise Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights, options or warrants to subscribe for or purchase Preferred Stock or convertible securities at less than the then-current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights, options or warrants (other than those referred to above). The number of outstanding Rights and the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of each Right are also subject to adjustment in the event of a stock split, reverse stock split, stock dividends and other similar transactions.

In the event that, after a person or a group of affiliated or associated persons or persons acting in concert have become an Acquiring Person, the Company is acquired in a merger or other business combination transaction, or 50% or more of the Company’s assets or earning power are sold, proper provision will be made so that each holder of a Right (other than Rights owned by an Acquiring Person) will thereafter have the right to receive, upon the exercise thereof at the then-current exercise price of the Right, that number of shares of common stock of the acquiring company having a market value at the time of that transaction equal to two times the Exercise Price.

With certain exceptions, no adjustment in the Exercise Price will be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Exercise Price. No fractional shares of Preferred Stock will be issued (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts) and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the trading day immediately prior to the date of exercise.

At any time after any person or group of affiliated or associated persons or persons acting in concert become an Acquiring Person and prior to the acquisition of beneficial ownership by such Acquiring Person of 50% or more of the outstanding shares of Common Stock, the Board, at its option, and in its sole discretion, may exchange each Right (other than Rights owned by such person or group of affiliated or associated persons or persons acting in concert which will have become void) in whole or in part, at an exchange ratio of one share of Common Stock per outstanding Right (subject to adjustment).

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At any time before any person or group of affiliated or associated persons or persons acting in concert become an Acquiring Person, the Board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (subject to certain adjustments) (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.

Immediately upon the action of the Board electing to redeem or exchange the Rights, the Company shall make announcement thereof, and upon such election, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Subject to the terms of the Short-Term Rights Plan, in the event that any person or group of affiliated or associated persons acting in concert become an Acquiring Person by acquiring 15% or more of the Company’s Common Stock, except as otherwise provided in the Short-Term Rights Plan, each holder of a Right (other than the Acquiring Person) thereafter has the right to receive, upon exercise thereof and in accordance with the Short-Term Rights Plan, in lieu of a number of one one-thousandth of a share of Preferred Stock, a number of shares of Common Stock of the Company equal to the result obtained by (A) multiplying the then current exercise price by the then number of one one-thousandth of a share of Preferred Stock for which a Right was or would have been exercisable and (B) dividing that product by 50% of the current market price of the Company’s Common Stock.

In addition, if a Qualifying Offer (as described below) is made, a sufficient number of shares of Common Stock have been tendered into the Qualifying Offer and not withdrawn to meet the Minimum Tender Condition (as defined below) and the Board has not redeemed the outstanding Rights or exempted such offer from the terms of the Short-Term Rights Plan or has not called a special meeting of stockholders for the purpose of voting on whether or not to exempt such Qualifying Offer from the terms of the Short-Term Rights Plan, in each case after 90 calendar days from the commencement of the Qualifying Offer (the “Board Evaluation Period”), the record holders of at least 15% of the outstanding shares of Common Stock may request, no later than 90 calendar days following the Board Evaluation Period, the Board to submit to a vote of stockholders at a special meeting of the stockholders of the Company (a “Special Meeting”) a resolution exempting such Qualifying Offer from the provisions of the Short-Term Rights Plan (the “Qualifying Offer Resolution”). If a Special Meeting is not held prior to 90 calendar days after such request or, if at the Special Meeting the holders of a majority of the shares of Common Stock outstanding (other than shares held by the offeror and its affiliated and associated persons) vote in favor of the Qualifying Offer Resolution, then the Board will exempt the Qualifying Offer from the provisions of the Short-Term Rights Plan or take such other action as may be necessary to prevent the Rights from interfering with the consummation of the Qualifying Offer.

A “Qualifying Offer” is an offer that is determined by the Board to have (among others) the following characteristics:

(i)	an offer that has commenced within the meaning of Rule 14d-2(a) under the Securities Exchange Act of 1934 (the “Exchange Act”);

(ii)	a fully-financed, all-cash tender offer, or an exchange offer offering shares of common stock of the offeror, or a combination thereof, in each such case for all of the outstanding shares of Common Stock at the same per-share consideration;

(iii)	an offer that is conditioned on a minimum of at least a majority of (a) the shares of the Common Stock outstanding on a fully-diluted basis; and (b) the outstanding shares of the Common Stock not held by the offeror (or such offeror’s affiliates or associated persons) being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable (the “Minimum Tender Condition”);

(iv)	an offer that is subject only to the Minimum Tender Condition and other customary terms and conditions, which conditions shall not include any financing, funding or similar conditions or any requirements with respect to the offeror or its agents being permitted any due diligence on the Company; and

(v)	an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment of the offeror that no amendments will be made to the offer to reduce the consideration being offered or to otherwise change the terms of the offer in a way that is adverse to a tendering stockholder.

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Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

The Board may amend or supplement the Short-Term Rights Plan without the approval of any holders of Rights, including, without limitation, in order to (a) cure any ambiguity, (b) correct inconsistent provisions, (c) alter time period provisions or (d) make additional changes to the Short-Term Rights Plan that the Board deems necessary or desirable. However, from and after any person or group of affiliated or associated persons or persons acting in concert become an Acquiring Person, the Short-Term Rights Plan may not be supplemented or amended in any manner that would adversely affect the interests of the holders of Rights.

The above description of the Short-Term Rights Plan does not purport to be complete and is qualified in its entirety by the Short-Term Rights Plan, a copy of which has been filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 2, 2018.

A copy of the Short-Term Rights Plan is available on our website at www.perma-fix.com.

EXECUTIVE OFFICERS

The following table sets forth, as of the date hereof, information concerning our executive officers:

NAME	AGE	POSITION
Mark Duff	55	President and CEO
Ben Naccarato	55	CFO, Vice President, Secretary, and CFO of PF Medical
Dr. Louis Centofanti	74	EVP of Strategic Initiatives, Director, and President of PF Medical

Dr. Louis F. Centofanti

See “Election of Directors – Dr. Louis F. Centofanti” for further information on Dr. Centofanti.

Ben Naccarato

Mr. Naccarato has served as the Company’s CFO since February 26, 2009. Mr. Naccarato joined the Company in September 2004 and served as Vice President, Finance of the Company’s Industrial Segment until May 2006, when he was named Vice President, Corporate Controller/Treasurer. Since July 2015 and December 2015, Mr. Naccarato has served as the CFO of PF Medical and a member of the Management Board of PF Medical, respectively. PF Medical is the Company’s majority-owned Polish subsidiary involved in the research and development of a new medical isotope production technology. Mr. Naccarato has over 30 years of experience in senior financial positions in the waste management and used oil industries. From December 2002 to September 2004, Mr. Naccarato was the CFO of a privately held company in the fuel distribution and used waste oil industry. Mr. Naccarato is a graduate of University of Toronto with a Bachelor of Commerce and Finance Degree and is a Chartered Professional Accountant, Certified Management Accountant (CPA, CMA).

Mark Duff

Mr. Duff was appointed President and CEO by the Company’s Board on September 8, 2017, succeeding Dr. Louis Centofanti. Previously, Mr. Duff served as EVP of the Company, effective June 11, 2016. In September 2016, upon John Lash’s retirement as Chief Operating Officer (“COO”) of the Company, Mr. Duff was named COO, in addition to his position as EVP. Mr. Duff has 30 years of management and technical experience in the DOE and U.S. Department of Defense (“DOD”) environmental and construction markets as a corporate officer, senior project manager, co-founder of a consulting firm, and federal employee. For the immediate five years prior to joining the Company in June 2016, Mr. Duff was responsible for the successful completion of over 70 performance-based projects at the Paducah Gaseous Diffusion Plant (“PGDP”) in Paducah, KY. At the PGDP, he served as the Project Manager for the Paducah Remediation Contract, which was a five-year project with a total value of $458 million. Prior to the PGDP project, Mr. Duff was a senior manager supporting Babcock and Wilcox (“B&W”), leading several programs that included building teams to solve complex technical problems. These programs included implementation of the American Recovery and Reinvestment Act (“ARRA”) at the DOE Y-12 facility with a $245 million budget for new cleanup projects completed over a two-year period. During this period, Mr. Duff served as project manager leading a team of senior experts in support of Toshiba Corporation in Tokyo, Japan to integrate United States technology in the recovery of the Fukushima Daiichi Nuclear Reactor disaster. Prior to joining B&W, Mr. Duff served as the president of Safety and Ecology Corporation (“SEC”). As President of SEC, he helped grow the company from $50 million to $80 million in annual revenues with significant growth in infrastructure, marketing, and client diversification. Mr. Duff has an MBA from the University of Phoenix and received his B.S. from the University of Alabama.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the total compensation paid or earned by each of the named executive officers (“NEOs”) for the fiscal years ended December 31, 2017 and 2016.

Name and Principal Position	Year	Salary		Bonus	Option Awards	Non-Equity Incentive Plan Compensation	All other Compensation	Total Compensation
		($)		($)	($) (4)	($) (5)	($) (6)	($)

Mark Duff (1)	2017	267,000		—	188,118	—	32,362	487,480
President and CEO	2016	136,581		—	100,094	—	40,800	277,475

Ben Naccarato	2017	226,552	(2)	—	94,059	—	36,706	357,317
Vice President and CFO	2016	220,667		—	—	—	37,537	258,204

Dr. Louis Centofanti (1)	2017	262,959	(3)	—	94,059	—	30,464	387,482
EVP of Strategic Initiatives	2016	279,248		—	—	—	31,763	311,011

(1)	On September 8, 2017, Mr. Duff was named by the Company as President and CEO, succeeding Dr. Louis Centofanti, who retired from the position of President and CEO and was named to the position of EVP of Strategic Initiatives. Previously, Mr. Duff was appointed as EVP by the Company on May 15, 2016 (effective June 11, 2016) and earns an annual salary of $267,000. Effective September 30, 2016, Mr. Duff also assumed the additional position of COO upon Mr. John Lash’s retirement from the position of COO (Mr. Lash retired from the Company effective December 31, 2016). As President and CEO of the Company, Mr. Duff continued to earn an annual salary of $267,000. Amount noted in chart above for 2016 reflects salary earned by Mr. Duff from the date of his employment in June 2016. On April 19, 2018, the Compensation Committee and the Board approved Mr. Duff’s annual salary to $280,000 from $267,000 (effective April 16, 2018).

(2)	Effective April, 20, 2017, the Compensation Committee and the Board approved an increase in Mr. Naccarato’s annual salary to $229,494 from $220,667.

(3)	As EVP of Strategic Initiatives, Dr. Centofanti’s annual salary was changed by the Board to $223,400 from $279,248.

(4)	Reflects the aggregate grant date fair value of awards computed in accordance with ASC 718, “Compensation – Stock Compensation.” No options were granted to any other NEOs in 2016 other than Mr. Duff.

(5)	Represents performance compensation earned under the Company’s MIP with respect to each NEO. The MIP for each NEO is described under the heading “2017 MIPs.” No compensation was earned by any NEO under his respective MIP for 2017 and 2016. Mr. Duff did not have a MIP for 2016.

(6)	The amount shown includes a monthly automobile allowance of $750, insurance premiums (health, disability and life) paid by the Company on behalf of the executive, and 401(k) matching contributions.

	Insurance	Auto
Name	Premium	Allowance	401(k) match	Total
Mark Duff	$18,073	$9,000	$5,289	$32,362
Ben Naccarato	$23,208	$9,000	$4,498	$36,706
Dr. Louis Centofanti	$16,223	$9,000	$5,241	$30,464

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth unexercised options held by the NEOs as of the fiscal year-end.

Outstanding Equity Awards at December 31, 2017

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) (1) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Dr. Louis Centofanti	—		50,000	(2)	—	3.65	7/27/2023

Ben Naccarato	—		50,000	(2)		3.65	7/27/2023

Mark Duff	—		100,000	(2)	—	3.65	7/27/2023
	16,667	(3)	33,333	(3)	—	3.97	5/15/2022

(1) Pursuant to the NEO’s employment agreements with the Company, each dated September 9, 2017, in the event of a change in control, death of the executive officer, the executive officer terminates his employment for “good reason” or the executive officer is terminated by the Company without cause, each outstanding option and award shall immediately become exercisable in full (see “Employment Agreements” below for further discussion of the exercisability terms of the option under these events).

(2) Incentive stock option granted on July 27, 2017 under the Company’s 2017 Stock Option Plan. The option has a contractual term of six years with one-fifth yearly vesting over a five year period. On July 27, 2018, one-fifth of the options will become exercisable. See “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matter – Security Ownership of Management.”

(3) Incentive stock option granted on May 15, 2016 under the Company’s 2010 Stock Option Plan. The option has a contractual term of six years with one-third yearly vesting over a three year period. On May 15, 2018, 33,333 of the total 50,000 options granted are exercisable. See “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matter – Security Ownership of Management.”

None of the Company’s NEOs exercised options during 2017.

Employment Agreements

On September 8, 2017, the Company’s Board approved the appointment of Mark Duff as the Company’s new President and CEO, succeeding Dr. Louis Centofanti who retired from the position of President and CEO and was named to the position of EVP of Strategic Initiatives and continues to serve as a member of the Board.

Immediately after the appointment of Mark Duff as the Company’s new President and CEO, the Company’s Compensation Committee and the Board approved, and the Company entered into, employment agreements with each of Mark Duff, CEO, Dr. Louis Centofanti, EVP of Strategic Initiatives, and Ben Naccarato, CFO (collectively, the “New Employment Agreements”). The Company had previously entered into an employment agreement with each of Dr. Louis Centofanti and Ben Naccarato on July 10, 2014, both of which were due to expire on July 10, 2018 (together, the “July 10, 2014 Employment Agreements”). The Company also had previously entered into an employment agreement dated January 19, 2017 (which was effective June 11, 2016) with Mark Duff, which was due to expire on June 11, 2019 (the “January 19, 2017 Employment Agreement”). The July 10, 2014 Employment Agreements and the January 19, 2017 Employment Agreement were terminated effective September 8, 2017.

Pursuant to the New Employment Agreements, all of which were effective September 8, 2017, (a) Mark Duff will serve as the Company’s President and CEO, with an annual salary of $267,000; (b) Dr. Louis Centofanti will serve as the Company’s EVP of Strategic Initiatives, with an annual salary of $223,400; and (c) Ben Naccarato will continue to serve as the Company’s CFO, with an annual salary of $229,494. In addition, each of these executive officers is entitled to participate in the Company’s broad-based benefits plans and to certain performance compensation payable under separate MIPs as approved by the Company’s Compensation Committee and Board. No compensation was earned under each of the MIPs for Mark Duff, Ben Naccarato and Dr. Louis Centofanti in 2017 (see further detail of each MIP below under the heading “2017 MIPs”).

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Each of the New Employment Agreements is effective for three years from September 8, 2017 (the “Initial Term”) unless earlier terminated by the Company or by the executive officer. At the end of the Initial Term of each New Employment Agreement, each New Employment Agreement will automatically be extended for one additional year, unless at least six months prior to the expiration of the Initial Term, the Company or the executive officer provides written notice not to extend the terms of the New Employment Agreement.

Pursuant to the New Employment Agreements, if the executive officer’s employment is terminated due to death/disability or for cause (as defined in the agreements), the Company will pay to the executive officer or to his estate an amount equal to the sum of any unpaid base salary, accrued unused vacation time through the date of termination, any benefits due to the executive officer under any employee benefit plan (the “Accrued Amounts”) and any performance compensation payable pursuant to the MIP.

If the executive officer terminates his employment for “good reason” (as defined in the agreements) or is terminated by the Company without cause (including any such termination for “good reason” or without cause within 24 months after a Change in Control (as defined in the agreement)), the Company will pay the executive the Accrued Amounts, two years of full base salary, performance compensation (under the MIP) earned with respect to the fiscal year immediately preceding the date of termination, and an additional year of performance compensation (under the MIP) earned, if not already paid, with respect to the fiscal year immediately preceding the date of termination. If the executive terminates his employment for a reason other than for good reason, the Company will pay to the executive an amount equal to the Accrued Amounts plus any performance compensation payable pursuant to the MIP.

If there is a Change in Control (as defined in the agreements), all outstanding stock options to purchase Common Stock held by the executive officer will immediately become exercisable in full commencing on the date of termination through the original term of the options. In the event of the death of an executive officer, all outstanding stock options to purchase Common Stock held by the executive officer will immediately become exercisable in full commencing on the date of death, with such options exercisable for the lesser of the original option term or twelve months from the date of the executive officer’s death. In the event an executive officer terminates his employment for “good reason” or is terminated by the Company without cause, all outstanding stock options to purchase Common Stock held by the executive officer will immediately become exercisable in full commencing on the date of termination, with such options exercisable for the lesser of the original option term or within 60 days from the date of the executive’s date of termination. Severance benefits payable with respect to a termination (other than Accrued Amounts) shall not be payable until the termination constitutes a “separation from service” (as defined under Treasury Regulation Section 1.409A-1(h)).

Potential Payments

The following table sets forth the potential (estimated) payments and benefits to which our NEOs, Mark Duff, Ben Naccarato, and Dr. Centofanti would be entitled upon termination of employment or following a Change in Control of the Company, as specified under each of their respective agreements with the Company, assuming each circumstance described below occurred on December 31, 2017, the last day of our fiscal year.

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					By Executive for
					Good Reason or by
Name and Principal Position	Disability				Company Without		Change in Control
Potential Payment/Benefit	or For Cause		Death		Cause		of the Company

Mark Duff
President and CEO
Salary	$—		$—		$534,000	(1)	$534,000	(1)
Performance compensation	$—	(2)	$—	(2)	$—	(2)	$—	(2)
Stock Options	$—	(3)	$—	(4)	$—	(4)	$—	(4)

Ben Naccarato
CFO
Salary	$—		$—		$458,988	(1)	$458,988	(1)
Performance compensation	$—	(2)	$—	(2)	$—	(2)	$—	(2)
Stock Options	$—	(5)	$—	(4)	$—	(4)	$—	(4)

Dr. Louis Centofanti
EVP of Strategic Initiatives
Salary	$—		$—		$446,800	(1)	$446,800	(1)
Performance compensation	$—	(2)	$—	(2)	$—	(2)	$—	(2)
Stock Options	$—	(5)	$—	(4)	$—	(4)	$—	(4)

(1)	Represents two times the base salary of executive at December 31, 2017.

(2)	No amount was earned and payable under the 2017 MIP. Additionally, pursuant to the 2017 MIP, if the participant’s employment with the Company is voluntarily or involuntarily terminated prior to the annual payment of the MIP compensation period, no MIP is payable (see “2017 MIPs” below).

(3)	Benefit is zero since the number of stock options vested was at-the-money at December 31, 2017 (as reported on the NASDAQ).

(4)	All outstanding options become vested immediately upon circumstances noted; however, benefit is zero since the number of stock options that was outstanding is either out-of-the money or at-the money at December 31, 2017.

(5)	Benefit is zero since no stock option was vested at December 31, 2017.

2017 Executive Compensation Components

For the fiscal year ended December 31, 2017, the principal components of compensation for executive officers were:

●	base salary;
●	performance-based incentive compensation;
●	long term incentive compensation;
●	retirement and other benefits; and
●	perquisites.

Based on the amounts set forth in the Summary Compensation table, during 2017, salary accounted for approximately 61.4% of the total compensation of our NEOs, while equity option awards, MIP compensation, and other compensation accounted for approximately 38.6% of the total compensation of the NEOs.

Base Salary

The NEOs, other officers, and other employees of the Company receive a base salary during the fiscal year. Base salary ranges for executive officers are determined for each executive based on his or her position and responsibility by using market data and comparisons to the Peer Group.

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During its review of base salaries for executives, the Compensation Committee primarily considers:

●	market data and Peer Group comparisons;

●	internal review of the executive’s compensation, both individually and relative to other officers; and

●	individual performance of the executive.

Salary levels are typically considered annually as part of the performance review process as well as upon a promotion or other change in job responsibility. Merit based salary increases for executives are based on the Compensation Committee’s assessment of the individual’s performance. The base salary and potential annual base salary adjustments for the NEOs are set forth in their respective employment agreements.

Effective April 20, 2017, the Compensation Committee and the Board approved an increase to the CFO’s (Ben Naccarato) base salary to $229,494 and effective September 8, 2017, as a result of Dr. Centofanti’s retirement from the position of President and CEO and his appointment to the position of EVP of Strategic Initiatives, Dr. Centofanti’s annual base salary was amended to $223,400 from $279,248. On April 19, 2018, the Compensation Committee and the Board approved Mr. Duff’s annual salary to $280,000 from $267,000 (effective April 16, 2018).

Performance-Based Incentive Compensation

The Compensation Committee has the latitude to design cash and equity-based incentive compensation programs to promote high performance and achievement of our corporate objectives by directors and the NEOs, encourage the growth of stockholder value and enable employees to participate in our long-term growth and profitability. The Compensation Committee may grant stock options and/or performance bonuses. In granting these awards, the Compensation Committee may establish any conditions or restrictions it deems appropriate. In addition, the CEO has discretionary authority to grant stock options to certain high-performing executives or officers, subject to the approval of the Compensation Committee. The exercise price for each stock options granted is at or above the market price of our Common Stock on the date of grant. Stock options may be awarded to newly hired or promoted executives at the discretion of the Compensation Committee. Grants of stock options to eligible newly hired executive officers are generally made at the next regularly scheduled Compensation Committee meeting following the hire date.

2017 MIPs

On January 19, 2017, the Board and the Compensation Committee approved individual MIPs for each of Dr. Louis Centofanti, the then President and CEO, Mark Duff, the then EVP/COO, and Ben Naccarato, CFO. The MIPs were effective January 1, 2017. Each MIP provided guidelines for the calculation of annual cash incentive based compensation, subject to Compensation Committee oversight and modification. Each MIP awarded cash compensation based on achievement of performance thresholds, with the amount of such compensation established as a percentage of the executive’s 2017 base salary on the approval date of the MIP. The potential target performance compensation ranged from 5% to 100% of the 2017 base salary for the CEO ($13,962 to $279,248), 5% to 100% of the 2017 base salary for the EVP/COO ($13,350 to $267,000), and 5% to 100% of the 2017 base salary for the CFO ($11,033 to $220,667). The Compensation Committee retains the right to modify, change or terminate each MIP and may adjust the various target amounts described below, at any time and for any reason.

Performance compensation was to be paid on or about 90 days after year-end, or sooner, based on finalization of our audited financial statements for 2017. If the MIP participant’s employment with the Company was voluntarily or involuntarily terminated prior to a regularly scheduled MIP compensation payment date, no MIP payment would have been payable for and after such period.

The total performance compensation payable under the MIPs to the CEO, EVP/COO, and CFO as a group was not to exceed 50% of the Company’s pre-tax net income (exclusive of PF Medical) prior to the calculation of performance compensation.

No cash incentive based compensation was paid to any of the NEOs under his respective 2017 MIP.

The following describes the principal terms of each MIP as approved on January 19, 2017:

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CEO MIP:

2017 CEO performance compensation was based upon meeting corporate revenue, EBITDA (earnings before interest, taxes, depreciation and amortization), health and safety, and environmental compliance (permit and license violations) objectives during fiscal year 2017 from our continuing operations (excluding PF Medical). The Compensation Committee believes performance compensation payable under each of the 2017 MIPs as discussed herein and below should be based on achievement of an EBITDA target, which excludes certain non-cash items, as this target provides a better indicator of operating performance. However, EBITDA has certain limitations as it does not reflect all items of income or cash flows that affect the Company’s financial performance under accounting principles generally accepted in the United States of America (“U.S. GAAP”). At achievement of 70% to 119% of the revenue and EBITDA targets, the potential performance compensation was payable at 5% to 50% of the CEO’s 2017 base salary. For this compensation, 60% was based on the EBITDA goal, 10% on the revenue goal, 15% on the number of health and safety claim incidents that occurred during fiscal year 2017, and the remaining 15% on the number of notices alleging environmental, health, or safety violations under our permits or licenses that occurred during the fiscal year 2017. At achievement of 120% to 160%+ of the revenue and EBITDA targets, the potential performance compensation was payable at 65% to 100% of the CEO’s 2017 base salary. For this compensation, the amount payable was based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components was based on our Board-approved revenue target and EBITDA target. The 2017 target performance incentive compensation for our CEO was as follows:

Annualized Base Pay:	$279,248
Performance Incentive Compensation Target (at 100% of MIP):	$139,624
Total Annual Target Compensation (at 100% of MIP):	$418,872

CEO MIP MATRIX
2017

Performance Target Column:		(a)	(b)	(c)	(d)	(e)	(f)

				TARGET

Revenue Target	<$56,000,000	$56,000,000	$68,000,000	$80,000,000	$96,000,000	$112,000,000	$128,000,000
EBITDA Target	<$ 6,510,000	$6,510,000	$7,905,000	$9,300,000	$11,160,000	$13,020,000	$14,880,000

% of Performance Incentive Target	0%	10%	50%	100%	130%	170%	200%
% of Target Achieved	<70%	70%-84%	85%-99%	100%-119%	120%-139%	140%-159%	160	%+

Revenue	$-	$1,397	$6,981	$13,962	$19,945	$27,924	$33,908
EBITDA	-	8,377	41,887	83,774	119,678	167,549	203,452
Health and Safety	-	2,094	10,472	20,944	20,944	20,944	20,944
Permit & License Violations	-	2,094	10,472	20,944	20,944	20,944	20,944
	$-	$13,962	$69,812	$139,624	$181,511	$237,361	$279,248

1)	Revenue was defined as the total consolidated third-party top line revenue from continuing operations (excluding PF Medical) as publicly reported in the Company’s 2017 financial statements. The percentage achieved was determined by comparing the actual consolidated revenue from continuing operations to the Board-approved revenue target from continuing operations, which was $80,000,000. The Board reserved the right to modify or change the revenue targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)	EBITDA was defined as earnings before interest, taxes, depreciation, and amortization from continuing operations (excluding PF Medical). The percentage achieved was determined by comparing the actual EBITDA to the Board-approved EBITDA target for 2017, which was $9,300,000. The Board reserved the right to modify or change the EBITDA targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)	The health and safety incentive target was based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller submitted a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims were identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds was established for the annual incentive compensation plan calculation for 2017.

26

Work Comp. Claim Number	Performance Target Payable Under Column
6	(a)
5	(b)
4	(c)
3	(d)
2	(e)
1	(f)

4)	Permits or license violations incentive was earned/determined according to the scale set forth below: An “official notice of non-compliance” was defined as an official communication during 2017 from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which resulted in a facility’s implementation of corrective action(s).

Permit and License Violations	Performance Target Payable Under Column
6	(a)
5	(b)
4	(c)
3	(d)
2	(e)
1	(f)

5)	No performance incentive compensation was payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 70% of the EBITDA target was achieved.

EVP/COO MIP:

2017 EVP/COO performance compensation was based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives during fiscal year 2017 from our continuing operations (excluding PF Medical). At achievement of 70% to 119% of the revenue target and 60% to 119% of the EBITDA target, the potential performance compensation was payable at 5% to 50% of the 2017 base salary. For this compensation, 60% was based on EBITDA goal, 10% on revenue goal, 15% on the number of health and safety claim incidents that occurred during fiscal year 2017, and the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occurred during the fiscal year 2017. Upon achievement of 120% to 160%+ of the revenue and EBITDA targets, the potential performance compensation was payable at 65% to 100% of the EVP/COO’s 2017 base salary. For this compensation, the amount payable was based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components was based on our Board-approved revenue target and EBITDA target. The 2017 target performance incentive compensation for our EVP/COO was as follows:

Annualized Base Pay:	$267,000
Performance Incentive Compensation Target (at 100% of Plan):	$133,500
Total Annual Target Compensation (at 100% of Plan):	$400,500

27

EVP/COO MIP MATRIX
2017

Performance Target Column:		(a)	(b)	(c)	(d)	(e)	(f)

				TARGET

Revenue Target	<$56,000,000	$56,000,000	$63,586,000	$80,000,000	$96,000,000	$112,000,000	$128,000,000
EBITDA Target	<$ 5,600,000	$5,600,000	$6,358,600	$9,300,000	$11,160,000	$13,020,000	$14,880,000

% of Performance Incentive Target	0%	10%	50%	100%	130%	170%	200%
% of Revenue Target Achieved	<70%	70%-78%	79%-99%	100%-119%	120%-139%	140%-159%	160	%+
% of EBITDA Target Achieved	<60%	60%-67%	68%-99%	100%-119%	120%-139%	140%-159%	160	%+

Revenue	$-	$1,334	$6,674	$13,350	$19,071	$26,700	$32,421
EBITDA	-	8,010	40,050	80,100	114,429	160,200	194,529
Health and Safety	-	2,003	10,013	20,025	20,025	20,025	20,025
Permit & License Violations	-	2,003	10,013	20,025	20,025	20,025	20,025
	$-	$13,350	$66,750	$133,500	$173,550	$226,950	$267,000

1)	Revenue was defined as the total consolidated third-party top line revenue from continuing operations (excluding PF Medical) as publicly reported in the Company’s 2017 financial statements. The percentage achieved was determined by comparing the actual consolidated revenue from continuing operations to the Board-approved revenue target from continuing operations, which was $80,000,000. The Board reserved the right to modify or change the revenue targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)	EBITDA was defined as earnings before interest, taxes, depreciation, and amortization from continuing operations (excluding PF Medical). The percentage achieved was determined by comparing the actual EBITDA to the Board-approved EBITDA target for 2017, which was $9,300,000. The Board reserved the right to modify or change the EBITDA targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)	The health and safety incentive target was based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller submitted a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims were identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds was established for the annual incentive compensation plan calculation for 2017.

Work Comp. Claim Number	Performance Target Payable Under Column
6	(a)
5	(b)
4	(c)
3	(d)
2	(e)
1	(f)

4)	Permits or license violations incentive was earned/determined according to the scale set forth below: An “official notice of non-compliance” was defined as an official communication during 2017 from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which resulted in a facility’s implementation of corrective action(s).

28

Permit and License Violations	Performance Target Payable Under Column
6	(a)
5	(b)
4	(c)
3	(d)
2	(e)
1	(f)

5)	No performance incentive compensation was payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 60% of the EBITDA target was achieved.

CFO MIP:

2017 CFO performance compensation was based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives during fiscal year 2017 from our continuing operations (excluding PF Medical). At achievement of 70% to 119% of the revenue and EBITDA targets, the potential performance compensation was payable at 5% to 50% of the 2017 base salary. For this compensation, 60% was based on EBITDA goal, 10% on revenue goal, 15% on the number of health and safety claim incidents that occurred during fiscal year 2017, and the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occurred during the fiscal year 2017. Upon achievement of 120% to 160%+ of the revenue and EBITDA targets, the CFO’s potential performance compensation was payable at 65% to 100% of the CFO’s 2017 base salary. For this compensation, the amount payable was based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components was based on our Board-approved revenue target and EBITDA target. The 2017 target performance incentive compensation for our CFO was as follows:

Annualized Base Pay:	$220,667
Performance Incentive Compensation Target (at 100% of Plan):	$110,334
Total Annual Target Compensation (at 100% of Plan):	$331,001

CFO MIP MATRIX
2017

Performance Target Column:		(a)	(b)	(c)	(d)	(e)	(f)

				TARGET

Revenue Target	<$56,000,000	$56,000,000	$68,000,000	$80,000,000	$96,000,000	$112,000,000	$128,000,000
EBITDA Target	<$ 6,510,000	$6,510,000	$7,905,000	$9,300,000	$11,160,000	$13,020,000	$14,880,000

% of Performance Incentive Target	0%	10%	50%	100%	130%	170%	200%
% of Target Achieved	<70%	70%-84%	85%-99%	100%-119%	120%-139%	140%-159%	160	%+

Revenue	$-	$1,103	$5,517	$11,034	$15,762	$22,067	$26,795
EBITDA	-	6,620	33,100	66,200	94,572	132,400	160,772
Health and Safety	-	1,655	8,275	16,550	16,550	16,550	16,550
Permit & License Violations	-	1,655	8,275	16,550	16,550	16,550	16,550
	$-	$11,033	$55,167	$110,334	$143,434	$187,567	$220,667

1)	Revenue was defined as the total consolidated third-party top line revenue from continuing operations (excluding PF Medical) as publicly reported in the Company’s 2017 financial statements. The percentage achieved was determined by comparing the actual consolidated revenue from continuing operations to the Board-approved revenue target from continuing operations, which was $80,000,000. The Board reserved the right to modify or change the revenue targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

29

2)	EBITDA was defined as earnings before interest, taxes, depreciation, and amortization from continuing operations (excluding PF Medical). The percentage achieved was determined by comparing the actual EBITDA to the Board-approved EBITDA target for 2017, which was $9,300,000. The Board reserved the right to modify or change the EBITDA targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)	The health and safety incentive target was based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller submitted a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims were identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds was established for the annual incentive compensation plan calculation for 2017.

Work Comp. Claim Number	Performance Target Payable Under Column
6	(a)
5	(b)
4	(c)
3	(d)
2	(e)
1	(f)

4)	Permits or license violations incentive was earned/determined according to the scale set forth below: An “official notice of non-compliance” was defined as an official communication during 2017 from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which resulted in a facility’s implementation of corrective action(s).

Permit and License Violations	Performance Target Payable Under Column
6	(a)
5	(b)
4	(c)
3	(d)
2	(e)
1	(f)

5)	No performance incentive compensation was payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 70% of the EBITDA target was achieved.

30

2017 MIP Targets

As discussed above, 2017 MIPs approved for the CEO, EVP/COO, and CFO by the Board and the Compensation Committee provided for the award of cash compensation based on achievement of performance targets which included revenue and EBITDA targets as approved by our Board. The 2017 MIP revenue target of $80,000,000 and EBITDA target of $9,300,000 were set by the Compensation Committee taking into account the Board-approved budget for 2017 as well as the committee’s expectations for performance that in its estimation would warrant payment of incentive cash compensation. In formulating the revenue target of $80,000,000, the Board considered 2016 results, current economic conditions, and forecasts for 2017 government (U.S DOE) spending. The Compensation Committee believed the performance targets were likely to be achieved, but not assured. No cash incentive-based compensation was paid under any of the 2017 MIPs.

2018 MIPs

On January 18, 2018, the Board and the Compensation Committee approved individual MIP for our CEO, CFO and EVP of Strategic Initiatives. The MIPs are effective January 1, 2018 and applicable for year 2018. Each MIP provides guidelines for the calculation of annual cash incentive-based compensation, subject to Compensation Committee oversight and modification. Each MIP awards cash compensation based on achievement of performance thresholds, with the amount of such compensation established as a percentage of the executive’s 2018 annual base salary on the approval date of the MIP. The potential target performance compensation ranges from 5% to 100% of the base salary for the CEO ($13,350 to $267,000), 5% to 100% of the base salary for the CFO ($11,475 to $229,494) and 5% to 100% of the base salary for the EVP of Strategic Initiatives ($11,170 to $223,400).

Performance compensation is paid on or about 90 days after year-end, or sooner, based on finalization of our audited financial statements for 2018. The Compensation Committee retains the right to modify, change or terminate each MIP and may adjust the various target amounts described below, at any time and for any reason.

The total performance compensation paid to the CEO, CFO and EVP of Strategic Initiatives as a group is not to exceed 50% of the Company’s pre-tax net income (exclusive of PF Medical) prior to the calculation of performance compensation.

The following describes the principal terms of each 2018 MIP as approved on January 18, 2018:

CEO MIP:

2018 CEO performance compensation is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives during fiscal year 2018 from our continuing operations (excluding PF Medical). The Compensation Committee believes performance compensation payable under each of the 2018 MIPs as discussed herein and below should be based on achievement of an EBITDA target, which excludes certain non-cash items, as this target provides a better indicator of operating performance. However, EBITDA has certain limitations as it does not reflect all items of income or cash flows that affect the Company’s financial performance under GAAP. At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the 2018 base salary. For this compensation, 60% is based on EBITDA goal, 10% on revenue goal, 15% on the number of health and safety claim incidents that occur during fiscal year 2018, and the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during the fiscal year 2018. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation is payable at 65% to 100% of the CEO’s 2018 base salary. For this compensation, the amount payable is based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components is based on our Board-approved revenue target and EBITDA target. The 2018 target performance incentive compensation for our CEO is as follows:

Annualized Base Pay:	$267,000
Performance Incentive Compensation Target (at 100% of Plan):	$133,500
Total Annual Target Compensation (at 100% of Plan):	$400,500

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Perma-Fix Environmental Services, Inc.
2018 Management Incentive Plan
CEO MIP MATRIX
	Performance Target Achieved
	<60%	60%-74%	75%-89%	90%-110%	111%-129%	130%-150%	>150%

Revenue	$-	$1,334	$6,674	$13,350	$19,071	$26,700	$32,421

EBITDA	-	8,010	40,050	80,100	114,429	160,200	194,529

Health & Safety	-	2,003	10,013	20,025	20,025	20,025	20,025

Permit & License Violations	-	2,003	10,013	20,025	20,025	20,025	20,025
	$-	$13,350	$66,750	$133,500	$173,550	$226,950	$267,000

1)	Revenue is defined as the total consolidated third-party top line revenue from continuing operations (excluding PF Medical) as publicly reported in the Company’s 2018 financial statements. The percentage achieved is determined by comparing the actual consolidated revenue from continuing operations to the Board-approved revenue target from continuing operations, which is $63,398,000. The Board reserves the right to modify or change the revenue targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)	EBITDA is defined as earnings before interest, taxes, depreciation, and amortization from continuing operations (excluding PF Medical). The percentage achieved is determined by comparing the actual EBITDA to the Board-approved EBITDA target for 2018, which is $7,682,000. The Board reserves the right to modify or change the EBITDA targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)	The health and safety incentive target is based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller will submit a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims will be identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds has been established for the annual incentive compensation plan calculation for 2018.

Work Comp. Claim Number	Performance Target Payable Under Column
6	60%-74%
5	75%-89%
4	90%-110%
3	111%-129%
2	130%-150%
1	>150%

4)	Permits or license incentive is earned/determined according to the scale set forth below: An “official notice of non-compliance” is defined as an official communication during 2018 from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which resulted in a facility’s implementation of corrective action(s).

32

Permit and License Violations	Performance Target Payable Under Column
6	60%-74%
5	75%-89%
4	90%-110%
3	111%-129%
2	130%-150%
1	>150%

5)	No performance incentive compensation will be payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 60% of the EBITDA target is achieved.

CFO MIP:

2018 CFO performance compensation is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives during fiscal year 2018 from our continuing operations (excluding PF Medical). At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the 2018 base salary. For this compensation, 60% is based on EBITDA goal, 10% on revenue goal, 15% on the number of health and safety claim incidents that occur during fiscal year 2018, and the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during the fiscal year 2018. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation is payable at 65% to 100% of the CFO’s 2018 base salary. For this compensation, the amount payable is based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components is based on our Board-approved revenue target and EBITDA target. The 2018 target performance incentive compensation for our CFO is as follows:

Annualized Base Pay:	$229,494
Performance Incentive Compensation Target (at 100% of Plan):	$114,747
Total Annual Target Compensation (at 100% of Plan):	$344,241

Perma-Fix Environmental Services, Inc.
2018 Management Incentive Plan
CFO MIP MATRIX
	Performance Target Achieved
	<60%	60%-74%	75%-89%	90%-110%	111%-129%	130%-150%	>150%

Revenue	$-	$1,146	$5,736	$11,475	$16,392	$22,949	$27,867

EBITDA	-	6,885	34,424	68,848	98,355	137,696	167,203

Health & Safety	-	1,722	8,607	17,212	17,212	17,212	17,212

Permit & License Violations	-	1,722	8,607	17,212	17,212	17,212	17,212
	$-	$11,475	$57,374	$114,747	$149,171	$195,069	$229,494

1)	Revenue is defined as the total consolidated third-party top line revenue from continuing operations (excluding Medical) as publicly reported in the Company’s 2018 financial statements. The percentage achieved is determined by comparing the actual consolidated revenue from continuing operations to the Board-approved revenue target from continuing operations, which is $63,398,000. The Board reserves the right to modify or change the revenue targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

33

2)	EBITDA is defined as earnings before interest, taxes, depreciation, and amortization from continuing operations (excluding PF Medical). The percentage achieved is determined by comparing the actual EBITDA to the Board-approved EBITDA target for 2018, which is $7,682,000. The Board reserves the right to modify or change the EBITDA targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)	The health and safety incentive target is based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller will submit a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims will be identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds has been established for the annual incentive compensation plan calculation for 2018.

Work Comp. Claim Number	Performance Target Payable Under Column
6	60%-74%
5	75%-89%
4	90%-110%
3	111%-129%
2	130%-150%
1	>150%

4)	Permits or license incentive is earned/determined according to the scale set forth below: An “official notice of non-compliance” is defined as an official communication during 2018 from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which resulted in a facility’s implementation of corrective action(s).

Permit and License Violations	Performance Target Payable Under Column
6	60%-74%
5	75%-89%
4	90%-110%
3	111%-129%
2	130%-150%
1	>150%

5)	No performance incentive compensation will be payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 60% of the EBITDA target is achieved.

34

EVP of Strategic Initiatives MIP:

2018 EVP of Strategic Initiatives performance compensation is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives during fiscal year 2018 from our continuing operations (excluding PF Medical). At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the 2018 base salary. For this compensation, 60% is based on EBITDA goal, 10% on revenue goal, 15% on the number of health and safety claim incidents that occur during fiscal year 2018, and the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during the fiscal year 2018. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation is payable at 65% to 100% of the EVP of Strategic Initiative’s 2018 base salary. For this compensation, the amount payable is based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components is based on our Board-approved revenue target and EBITDA target. The 2018 target performance incentive compensation for our EVP of Strategic Initiatives is as follows:

Annualized Base Pay:	$223,400
Performance Incentive Compensation Target (at 100% of Plan):	$111,700
Total Annual Target Compensation (at 100% of Plan):	$335,100

Perma-Fix Environmental Services, Inc.
2018 Management Incentive Plan
EVP OF STRATEGIC INITIATIVES MIP MATRIX
	Performance Target Achieved
	<60%	60%-74%	75%-89%	90%-110%	111%-129%	130%-150%	>150%

Revenue	$-	$1,116	$5,584	$11,170	$15,957	$22,340	$27,127

EBITDA	-	6,702	33,510	67,020	95,743	134,040	162,763

Health & Safety	-	1,676	8,378	16,755	16,755	16,755	16,755

Permit & License Violations	-	1,676	8,378	16,755	16,755	16,755	16,755
	$-	$11,170	$55,850	$111,700	$145,210	$189,890	$223,400

1)	Revenue is defined as the total consolidated third-party top line revenue from continuing operations (excluding Medical) as publicly reported in the Company’s 2018 financial statements. The percentage achieved is determined by comparing the actual consolidated revenue from continuing operations to the Board-approved revenue target from continuing operations, which is $63,398,000. The Board reserves the right to modify or change the revenue targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)	EBITDA is defined as earnings before interest, taxes, depreciation, and amortization from continuing operations (excluding PF Medical). The percentage achieved is determined by comparing the actual EBITDA to the Board-approved EBITDA target for 2018, which is $7,682,000. The Board reserves the right to modify or change the EBITDA targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)	The health and safety incentive target is based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller will submit a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims will be identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds has been established for the annual incentive compensation plan calculation for 2018.

Work Comp. Claim Number	Performance Target Payable Under Column
6	60%-74%
5	75%-89%
4	90%-110%
3	111%-129%
2	130%-150%
1	>150%

35

4)	Permits or license incentive is earned/determined according to the scale set forth below: An “official notice of non-compliance” is defined as an official communication during 2018 from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which resulted in a facility’s implementation of corrective action(s).

Permit and License Violations	Performance Target Payable Under Column
6	60%-74%
5	75%-89%
4	90%-110%
3	111%-129%
2	130%-150%
1	>150%

5)	No performance incentive compensation will be payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 60% of the EBITDA target is achieved.

2018 MIP Targets

As discussed above, 2018 MIPs approved for the CEO, CFO and EVP of Strategic Initiatives by the Board and the Compensation Committee provide for the award of cash compensation based on achievement of performance targets which included revenue and EBITDA targets as approved by our Board. The 2018 MIP revenue target of $63,398,000 and EBITDA target of $7,682,000 were set by the Compensation Committee taking into account the Board-approved budget for 2018 as well as the committee’s expectations for performance that in its estimation would warrant payment of incentive cash compensation. In formulating the revenue target of $63,398,000, the Board considered 2017 results, current economic conditions, and forecasts for 2018 government (U.S DOE) spending. The Compensation Committee believes the performance targets are likely to be achieved, but not assured.

Long-Term Incentive Compensation

Employee Stock Option Plans

The 2010 Stock Option Plan and 2017 the Stock Option Plan (together, the “Option Plans”) encourage participants to focus on long-term performance and provides an opportunity for executive officers and certain designated key employees to increase their stake in the Company. Stock options succeed by delivering value to executives only when the value of our stock increases. The Option Plans authorize the grant of Non-Qualified Stock Options (“NQSOs”) and Incentive Stock Options (“ISOs”) for the purchase of our Common Stock.

The Option Plans assist the Company to:

●	enhance the link between the creation of stockholder value and long-term executive incentive compensation;

●	provide an opportunity for increased equity ownership by executives; and

●	maintain competitive levels of total compensation;

Stock option award levels are determined based on market data, vary among participants based on their positions with us and are granted generally at the Compensation Committee’s regularly scheduled July or August meeting. Newly hired or promoted executive officers who are eligible to receive options are generally awarded such options at the next regularly scheduled Compensation Committee meeting following their hire or promotion date.

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Options are awarded with an exercise price equal to or not less than the closing price of the Company’s Common Stock on the date of the grant as reported on the NASDAQ. In certain limited circumstances, the Compensation Committee may grant options to an executive at an exercise price in excess of the closing price of the Company’s Common Stock on the grant date.

On July 27, 2017, the Company granted ISOs from the 2017 Stock Option Plan to the NEOs as follows: 100,000 ISOs to Mark Duff; 50,000 ISOs to Dr. Louis Centofanti; and 50,000 ISOs to Ben Naccarato. The ISOs granted were for a contractual term of six years with one-fifth yearly vesting over a five year period. The exercise price of the ISOs was $3.65 per share, which was equal to the fair market value of the Company’s common stock on the date of grant.

Additionally, Mark Duff has outstanding 50,000 ISO’s granted to him by the Company on May 15, 2016 from the 2010 Stock Option Plan. The ISOs granted were for a contractual term of six years with one-third vesting annually over a three-year period. The exercise price of the ISOs was $3.97 per share, which was equal to the fair market value of the Company’s Common Stock on the date of grant.

In cases of termination of an executive officer’s employment due to death, by the executive for “good reason”, by the Company without cause, and due to a “change of control,” all outstanding stock options to purchase common stock held by the executive officer will immediately become exercisable in full (see further discussion of these fully vested options and exercisability term of these options in each of these circumstances in “EXECUTIVE COMPENSATION – Employment Agreements.” Otherwise, vesting of option awards ceases upon termination of employment and exercise right of the vested option amount ceases upon three months from termination of employment except in the case of retirement (subject to a six month limitation) and disability (subject to a one-year limitation).

Accounting for Stock-Based Compensation

We account for stock-based compensation in accordance with ASC 718, “Compensation – Stock Compensation.” ASC 718 establishes accounting standards for entity exchanges of equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. ASC 718 requires all stock-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. The Company uses the Black-Scholes option-pricing model to determine the fair-value of stock-based awards which requires subjective assumptions. Assumptions used to estimate the fair value of stock options granted include the exercise price of the award, the expected term, the expected volatility of the Company’s stock over the option’s expected term, the risk-free interest rate over the option’s expected term, and the expected annual dividend yield. We recognize stock-based compensation expense using a straight-line amortization method over the requisite period, which is the vesting period of the stock option grant.

Retirement and Other Benefits

401(k) Plan

We adopted the Perma-Fix Environmental Services, Inc. 401(k) Plan (the “401(k) Plan”) in 1992, which is intended to comply with Section 401 of the Internal Revenue Code and the provisions of the Employee Retirement Income Security Act of 1974. All full-time employees who have attained the age of 18 are eligible to participate in the 401(k) Plan. Eligibility is immediate upon employment but enrollment is only allowed during four quarterly open periods of January 1, Apri1 1, July 1, and October 1. Participating employees may make annual pretax contributions to their accounts up to 100% of their compensation, up to a maximum amount as limited by law. We, at our discretion, may make matching contributions based on the employee’s elective contributions. Company contributions vest over a period of five years. In 2017, the Company contributed approximately $326,000 in 401(k) matching funds, of which approximately $15,000 was for our NEOs (see the “Summary Compensation Table” under “EXECUTIVE COMPENSATION” for 401(k) matching fund contributions made for the NEOs for 2017).

Perquisites and Other Personal Benefits

The Company provides executive officers with limited perquisites and other personal benefits (health/disability/life insurance) that the Company and the Compensation Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to executive officers. The executive officers are provided an auto allowance.

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Consideration of Stockholder Say-On-Pay Advisory Vote.

At our Annual Meeting of Stockholders held on July 27, 2017, our stockholders voted, on a non-binding, advisory basis, on the compensation of our NEOs for 2016. A substantial majority (approximately 88%) of the total votes cast on our say-on-pay proposal at that meeting approved the compensation of our NEOs for 2016 on a non-binding, advisory basis. The Compensation Committee and the Board believes that this affirms our stockholders’ support of our approach to executive compensation. The Compensation Committee expects to continue to consider the results of future stockholder say-on-pay advisory votes when making future compensation decisions for our NEOs. We will hold an advisory vote on the compensation of our NEOs at our 2018 annual meeting of stockholders.

Equity Compensation Plans

The following table sets forth information as of December 31, 2017, with respect to our equity compensation plans.

	Equity Compensation Plan
Plan Category	Number of securities to be issued upon exercise of outstanding options warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by stockholders	624,800	$4.42	521,215
Equity compensation plans not approved by stockholders	—	—	—
Total	624,800	$4.42	521,215

Compensation Risk Assessment

In reviewing our executive compensation program, the Company considers whether the program encourages unnecessary or excessive risk taking and has concluded that its compensation policies do not create risks that are reasonably likely to have a material adverse effect on the Company. This conclusion was based on the assessment performed by the Company, with input from the Company’s executive management and its outside securities counsel. The Company’s assessment included consideration of Item 402(s) of Regulation S-K, promulgated under the Securities Act, as discussed with the Company’s management following in-depth discussions of Item 402(s) with our outside securities counsel. In conducting the Company’s risk assessment, numerous factors were considered, including:

●	the Company does not offer significant short-term incentives that would reasonably be considered as motivating high-risk investments or other conduct that is not consistent with the long term goals of the Company;

●	the mix between short-term and long-term compensation;

●	the type of equity awards granted to employees and level of equity and equity award holdings; and

●	the historical emphasis at the Company on long-term growth and profitability over short-term gains.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Security Ownership of Certain Beneficial Owners

The table below sets forth information as to the shares of Common Stock beneficially owned June 7, 2018, by each person known by us to be the beneficial owners of more than 5% of any class of our voting securities.

Name of Beneficial Owner	Title Of Class	Amount and Nature of Ownership	Percent Of Class (1)
Heartland Advisors, Inc. (2)	Common	1,407,559	11.8%
TALANTA Investment Group, LLC (3)	Common	772,356	6.5%

(1) The number of shares and the percentage of outstanding Common Stock shown as beneficially owned by a person are based upon 11,907,542 shares of Common Stock outstanding on June 7, 2018, and the number of shares of Common Stock which such person has the right to acquire beneficial ownership of within 60 days. Beneficial ownership by our stockholders has been determined in accordance with the rules promulgated under Section 13(d) of the Exchange Act.

(2) This information is based on the Schedule 13F of Heartland Advisors, Inc., an investment advisor, filed with the Securities and Exchange Commission on May 10, 2018, disclosing that at March 31, 2018, Heartland Advisors, Inc. had dispositive power over all shares shown above, but shared voting power over 1,282,812 of such shares and no voting power over 124,747 of the shares. The address of Heartland Advisors, Inc. is 789 North Water Street, Milwaukee, WI 53202.

(3) This information is based on the Schedule 13D of TALANTA Investment Group, LLC, a private investment firm, filed with the Securities and Exchange Commission on August 2, 2017, disclosing that as of July 25, 2017, (i) TALANTA Investment Group, LLC, (ii) TALANTA Fund, L.P, and (iii) Justyn R. Putnam (collectively, the “Reporting Persons”), had shared dispositive power and shared voting power over all shares shown in the table above. The address of the Reporting Persons is 401N. Tryon Street, 10th Floor, Charlotte, North Carolina 28202.

Additionally, as of May 16, 2018, Capital Bank–Grawe Gruppe AG (“Capital Bank”), a banking institution regulated by the banking regulations of Austria, holds of record as a nominee for, and as an agent of, certain accredited investors, 1,610,929 shares of our Common Stock. None of Capital Bank’s investors beneficially own more than 4.9% of our Common Stock and to its best knowledge, as far as stocks held in accounts with Capital Bank, none of Capital Bank’s investors act together as a group or otherwise act in concert for the purpose of voting on matters subject to the vote of our stockholders or for purpose of disposition or investment of such stock. Additionally, Capital Bank’s investors maintain full voting and dispositive power over the Common Stock beneficially owned by such investors, and Capital Bank has neither voting nor investment power over such shares. Accordingly, Capital Bank believes that (i) it is not the beneficial owner, as such term is defined in Rule 13d-3 of the Exchange Act, of the shares of Common Stock registered in Capital Bank’s name because (a) Capital Bank holds the Common Stock as a nominee only, (b) Capital Bank has neither voting nor investment power over such shares, and (c) Capital Bank has not nominated or sought to nominate, and does not intend to nominate in the future, any person to serve as a member of our Board; and (ii) it is not required to file reports under Section 16(a) of the Exchange Act or to file either Schedule 13D or Schedule 13G in connection with the shares of our Common Stock registered in the name of Capital Bank.

Notwithstanding the previous paragraph, if Capital Bank’s representations to us described above are incorrect or if Capital Bank’s investors are acting as a group, then Capital Bank or a group of Capital Bank’s investors could be a beneficial owner of more than 5% of our voting securities. If Capital Bank was deemed the beneficial owner of such shares, the following table sets forth information as to the shares of voting securities that Capital Bank may be considered to beneficially own on May 16, 2018.

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Name of Record Owner	Title Of Class	Amount and Nature of Ownership		Percent Of Class (*)
Capital Bank-Grawe Gruppe	Common	1,610,929	(+)	13.5%

(*) This calculation is based upon 11,907,542 shares of Common Stock outstanding on June 7, 2018, plus the number of shares of Common Stock which Capital Bank, as agent for certain accredited investors has the right to acquire within 60 days, which is none.

(+) This amount is the number of shares that Capital Bank has represented to us that it holds of record as nominee for, and as an agent of, certain of its accredited investors. As of the date of this report, Capital Bank has no warrants or options to acquire, as agent for certain investors, additional shares of our Common Stocks. Although Capital Bank is the record holder of the shares of Common Stock described in this note, Capital Bank has advised us that it does not believe it is a beneficial owner of the Common Stock or that it is required to file reports under Section 16(a) or Section 13(d) of the Exchange Act. Because Capital Bank (a) has advised us that it holds the Common Stock as a nominee only and that it does not exercise voting or investment power over the Common Stock held in its name and that no one investor of Capital Bank for which it holds our Common Stock holds more than 4.9% of our issued and outstanding Common Stock and (b) has not nominated, and has not sought to nominate, and does not intend to nominate in the future, any person to serve as a member of our Board, we do not believe that Capital Bank is our affiliate. Capital Bank’s address is Burgring 16, A-8010 Graz, Austria.

Security Ownership of Management

The following table sets forth information as to the shares of voting securities beneficially owned as of June 7, 2018, by each of our directors and NEOs and by all of our directors and NEOs as a group. Beneficial ownership has been determined in accordance with the rules promulgated under Section 13(d) of the Exchange Act. A person is deemed to be a beneficial owner of any voting securities for which that person has the right to acquire beneficial ownership within 60 days.

	Amount and Nature
Name of Beneficial Owner (2)	of Beneficial Owner (1)		Percent of Class (1)
Dr. Louis F. Centofanti (3)	225,925	(3)	1.90%
S. Robert Cochran (4)	22,528	(4)	*
Dr. Gary Kugler (5)	53,440	(5)	*
Joe R. Reeder (6)	163,593	(6)	1.37%
Larry M. Shelton (7)	115,610	(7)	*
Zack P. Wamp (8)	7,355	(8)	*
Mark A. Zwecker (9)	183,090	(9)	1.53%
Ben Naccarato (10)	11,500	(10)	*
Mark Duff (11)	59,333	(11)	*
Directors and Executive Officers as a Group (9 persons)	842,374	(12)	7.00%

*Indicates beneficial ownership of less than one percent (1%).

(1) See footnote (1) of the table under “Security Ownership of Certain Beneficial Owners.”

(2) The business address of each person, for the purposes hereof, is c/o Perma-Fix Environmental Services, Inc., 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350.

(3) These shares include (i) 153,125 shares held of record by Dr. Centofanti, (ii) options to purchase 10,000 shares which are exercisable on July 27, 2018, and (iii) 62,800 shares held by Dr. Centofanti’s wife. Dr. Centofanti has sole voting and investment power of these shares, except for the shares held by Dr. Centofanti’s wife, over which Dr. Centofanti shares voting and investment power. Dr. Centofanti also owns 700 shares of PF Medical’s Common Stock.

(4) Mr. Cochran has sole voting and investment power over these shares which include: (i) 14,128 shares of Common Stock held of record by Mr. Cochran, and (ii) options to purchase 8,400 shares, which are immediately exercisable.

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(5) Dr. Kugler has sole voting and investment power over these shares which include: (i) 43,840 shares of Common Stock held of record by Dr. Kugler, and (ii) options to purchase 9,600 shares, which are immediately exercisable. See “Election of Directors” for discussion as to Dr. Kugler.

(6) Mr. Reeder has sole voting and investment power over these shares which include: (i) 139,593 shares of Common Stock held of record by Mr. Reeder, and (ii) options to purchase 24,000 shares, which are immediately exercisable.

(7) Mr. Shelton has sole voting and investment power over these shares which include: (i) 91,610 shares of Common Stock held of record by Mr. Shelton, and (ii) options to purchase 24,000 shares, which are immediately exercisable. Mr. Shelton also owns 750 shares of PF Medical’s Common Stock.

(8) Mr. Wamp has sole voting and investment power over these shares which include: (i) 1,355 shares of Common Stock held of record by Mr. Wamp, and (ii) options to purchase 6,000 shares, which are exercisable on July 18, 2018.

(9) Mr. Zwecker has sole voting and investment power over these shares which include: (i) 159,090 shares of Common Stock held of record by Mr. Zwecker, and (ii) options to purchase 24,000 shares, which are immediately exercisable.

(10) Mr. Naccarato has sole voting and investment power over all these shares which include: (i) 1,500 shares of Common Stock held of record by Mr. Naccarato, and (ii) options to purchase 10,000 shares which are exercisable on July 27, 2018. Mr. Naccarato also owns 100 shares of PF Medical’s Common Stock.

(11) Mr. Duff has sole voting and investment power over all these shares which include: (i) 6,000 shares of Common Stock held of record by Mr. Duff, and (ii) options to purchase 53,333 shares of which 33,333 are immediately exercisable and 20,000 are exercisable on July 27, 2018.

(12)Amount includes 169,333 options, of which 129,333 are immediately exercisable and 40,000 are exercisable on July 27, 2018.

PROPOSAL 2 - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Company’s Board of Directors appointed Grant Thornton LLP (“Grant Thornton”) as the independent registered public accounting firm to audit the consolidated financial statements of the Company for fiscal year 2018. Grant Thornton has been the Company’s independent registered public accounting firm since July 9, 2014. It is expected that representatives of Grant Thornton will be present at the Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions.

The affirmative vote of the holders of a majority of the Common Stock present in person or by proxy at the Meeting and entitled to vote is required for adoption of this proposal.

Stockholder ratification of the selection of Grant Thornton as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws. However, the Company is submitting the selection of Grant Thornton to the stockholders for ratification as a matter of good corporate practice. In the event the stockholders fail to ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain Grant Thornton.

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The following table reflects the aggregate fees for the audit and other services provided by Grant Thornton LLP, the Company’s independent registered public accounting firm, for fiscal years 2017 and 2016:

Fee Type	2017	2016

Audit Fees(1)	$513,000	393,000

Tax Fees (2)	92,000	165,000

Total	$605,000	558,000

(1) Audit fees consist of audit work performed in connection with the annual financial statements, the reviews of unaudited quarterly financial statements, and work generally only the independent registered accounting firm can reasonably provide, such as consents and review of regulatory documents filed with the Securities and Exchange Commission.

(2) Fees for income tax planning, filing, and consulting.

The Audit Committee of the Company’s Board has considered whether Grant Thornton’s provision of the services described above for the fiscal years 2017 and 2016 was compatible with maintaining its independence.

Engagement of the Independent Auditor

The Audit Committee approves in advance all engagements with the Company’s independent accounting firm to perform audit or non-audit services for us. All services under the headings Audit Fees and Tax Fees were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X of the Exchange Act. The Audit Committee’s pre-approval policy provides as follows:

●	The Audit Committee will review and pre-approve on an annual basis all audits, audit-related, tax and other services, along with acceptable cost levels, to be performed by the independent accounting firm and any member of the independent accounting firm’s alliance network of firms, and may revise the pre-approved services during the period based on later determinations. Pre-approved services typically include: audits, quarterly reviews, regulatory filing requirements, consultation on new accounting and disclosure standards, employee benefit plan audits, reviews and reporting on management’s internal controls and specified tax matters.
●	Any proposed service that is not pre-approved on the annual basis requires a specific pre-approval by the Audit Committee, including cost level approval.
●	The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee members. The delegated member must report to the Audit Committee, at the next Audit Committee meeting, any pre-approval decisions made.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” RATIFICATION OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3 – APPROVAL, BY AN ADVISORY (NON-BINDING) VOTE, OF THE 2017 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934 (“Exchange Act”), we are providing stockholders with an advisory (non-binding) vote on the approval of the 2017 compensation of our named executive officers (this vote is sometimes referred to as “say on pay”). The Company submits such a “say on pay” vote to stockholders annually. Accordingly, you may vote on the following resolution at the 2018 annual meeting:

“RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation paid to the Company’s named executive officers in 2017, as disclosed pursuant to Item 402 of Regulation S-K, the accompanying compensation tables, and the related narrative discussion, in the Company’s 2018 Proxy Statement.”

As described in this Proxy Statement, our executive compensation programs are designed to enable us to attract, motivate, and retain executive talent, who are critical to our success. Our compensation is centered around a pay-for-performance philosophy. We believe that our executive compensation program, with its balance of cash incentives designed to reward achievement of key performance goals set for the year and longer-term equity based incentives, compensates our executives for performance directly linked to stockholder value creation.

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The vote on this Proposal 3 is not intended to address any specific element of compensation and is advisory, which means that the vote is not binding on the Company, our Board of Directors, and the Compensation Committee. However, our Board of Directors and our Compensation Committee value the opinions of our stockholders and will review the voting results in connection with their ongoing evaluation of the Company’s compensation program and will consider the outcome of the vote when making future compensation decisions.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL, BY ADVISORY (NON-BINDING) VOTE, OF THE 2017 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

STOCKHOLDER PROPOSALS FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS

In order to be considered for inclusion in our proxy materials, you must submit proposals for next year’s annual meeting in writing to our Secretary at our executive offices at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350, on or prior to February 22, 2019. Such proposals also must comply with Rule 14a-8 under the Securities Exchange Act of 1934.

In accordance with our Bylaws, a stockholder who intends to submit a proposal for consideration, but not for inclusion in our proxy materials, must provide written notice of the matter to our Secretary at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350, not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding annual meeting of stockholders. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of our Bylaws (and not pursuant to Rule 14a-8 under the Securities Exchange Act of 1934) must be received no earlier than March 29, 2019, and no later than April 28, 2019.

OTHER MATTERS

Other Business

The Board of Directors has no knowledge of any business to be presented for consideration at the Meeting other than as described above. Should any such matters properly come before the Meeting or any adjournment thereof, the persons named in the enclosed Proxy Card will have discretionary authority to vote such proxy in accordance with their best judgment on such matters and with respect to matters incident to the conduct of the Meeting.

Annual Report on Form 10-K

A copy of the Company’s 2017 Annual Report accompanies this Proxy Statement. Upon written request, the Company will send you, without charge, a copy of its Annual Report on Form 10-K (without exhibits) for the fiscal year ended December 31, 2017, including the financial statements and schedules, which the Company has filed with the Securities and Exchange Commission. Copies of the exhibits to the Form 10-K are available upon written request, but a reasonable fee per page will be charged to the requesting stockholder. Each written request must set forth a good faith representation that, as of the record date, the person making the request was a beneficial owner of the Company’s Common Stock entitled to vote at the Meeting. Stockholders should direct the written request to the Company’s Chief Financial Officer at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held July 26, 2018

Our 2018 Proxy Materials and Annual Report to Stockholders for the fiscal year 2017 are available at
http://www.cstproxy.com/perma-fix/2018

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In order to assure the presence of the necessary quorum at the Meeting, please sign and mail the enclosed Proxy Card promptly in the envelope provided. No postage is required if mailed within the United States. The signing of the Proxy Card will not prevent your attending the Meeting and voting in person, should you so desire.

Order of the Board of Directors

Ben Naccarato
Secretary
Atlanta, Georgia
June 21, 2018

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

PermaFix® environmental services
A Nuclear Services and Waste Management Company

As a stockholder of Perma-Fix Environmental Services, Inc., you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Daylight Saving Time, on July 25, 2018.

INTERNET/MOBILE — www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL — Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this ☒

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE IN ITEMS 1, 2 AND 3. IF THE UNDERSIGNED MAKES NO SPECIFICATIONS, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM 4.

1. ELECTION OF DIRECTORS — FOR ☐ WITHHOLD AUTHORITY ☐
   - 01 Dr. Louis F. Centofanti
   - 02 S. Robert Cochran
   - 03 Joe R. Reeder
   - 04 Larry M. Shelton
   - 05 Zach P. Wamp
   - 06 Mark A. Zwecker

(Instruction: To withhold authority to vote for an individual nominee, strike a line through that nominee's name in the list above)

2. RATIFY THE APPOINTMENT OF GRANT THORNTON, LLP AS THE INDEPENDENT REGISTERED ACCOUNTING FIRM FOR FISCAL YEAR 2018. — FOR ☐ AGAINST ☐ ABSTAIN ☐

3. APPROVE, BY NON-BINDING VOTE, THE 2017 COMPENSATION OF NAMED EXECUTIVE OFFICERS. — FOR ☐ AGAINST ☐ ABSTAIN ☐

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

CONTROL NUMBER

Signature________________ **Signature**________________ **Date**________, **2018.**

Please sign exactly as your name appears herein, date and return this Proxy Card promptly, using the self-addressed, prepaid envelope enclosed for your convenience. Please correct your address before returning this Proxy Card. Persons signing in fiduciary capacity should indicate that fact and give their full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person. If joint tenants, both should sign.

The Proxy Statement and our 2017 Annual Report to Stockholders are available at: http://www.cstproxy.com/perma-fix/2018

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Perma-Fix Environmental Services, Inc.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
For Annual Meeting of Stockholders to be held July 26, 2018

The undersigned hereby appoints Mark Duff and Ben Naccarato, and each of them severally, as the undersigned's proxies, with full power of substitution, to attend the Annual Meeting of the Stockholders of Perma-Fix Environmental Services, Inc. (the "Company") at the Crowne Plaza Hotel, Atlanta Airport, 1325 Virginia Avenue, Atlanta, Georgia 30344, at 11:00 a.m. (EDST), on Thursday, July 26, 2018, and at any adjournment or postponement of that meeting, and to vote the number of shares of common stock of the Company held in the undersigned's name as of the close of business on June 7, 2018, as designated on the reverse side.

(Continued, and to be marked, dated and signed, on the other side)